EXHIBIT 99.2

                         COUSINS PROPERTIES INCORPORATED
                          Quarterly Information Package
                      For the Quarter Ended March 31, 2003



      II.     Quarterly Supplemental Information

              Net Income and Funds From Operations - Supplemental
                 Detail and Reconciliations
              Discussion of Non-GAAP Financial Measures
              Development Pipeline
              Consolidated Balance Sheets
              Portfolio Listing
              Top 25 Largest Tenants
              Inventory of Land Held for Investment or Future Development Inventory of Residential Lots Under Development
              Square Feet Expiring:
                  Office
                  Medical Office
                  Retail
              Funds From Operations Reconciliations - Ten Year Summary Development Starts and Acquisitions - Ten Year Summary


Certain matters contained in this package are forward-looking statements within the meaning of the federal securities laws and are subject to uncertainties and risks including, but not limited to, general economic conditions, local real estate conditions, interest rates, the Company's ability to obtain favorable financing, and other risks detailed from time to time in the Company's filings with the Securities and Exchange Commission, including the Form 8-K filed on March 9, 2001. The words "believes," "expects," "estimates" and similar expressions are intended to identify forward-looking statements. Such forward-looking statements are based on current expectations and speak only as of the date of such statements. The Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of future events, new information or otherwise.

                        Cousins Properties Incorporated
 NET INCOME AND FUNDS FROM OPERATIONS - SUPPLEMENTAL DETAIL AND RECONCILIATIONS
     (in thousand dollars, except per share amounts, percentage and ratios)


                                                                                             YEAR ENDED
                                                                                ----------------------------------
                                                                                    1999        2000        2001
                                                                                -----------------------------------

        CONSOLIDATED NET INCOME                                                    104,082      62,043      70,815
                                                                                -----------------------------------
        CONSOLIDATED FFO                                                            81,197      97,299     108,122
                                                                                -----------------------------------

        WEIGHTED AVERAGE SHARES                                                     48,138      48,632      49,205
        DILUTED WEIGHTED AVERAGE SHARES                                             49,031      49,731      50,280

        CONSOLIDATED NET INCOME PER SHARE - BASIC                                     2.16        1.28        1.44
        CONSOLIDATED NET INCOME PER SHARE - DILUTED                                   2.12        1.25        1.41

        CONSOLIDATED FFO PER SHARE - BASIC                                            1.69        2.00        2.20
        CONSOLIDATED FFO PER SHARE - DILUTED                                          1.66        1.96        2.15

  (A)   2ND GENERATION TI & LEASING COSTS AND BUILDING CAPEX (1)                     1,652       4,810       6,073

        REGULAR DIVIDENDS PAID                                                      53,886      60,315      68,595
        DIVIDENDS PER SHARE                                                           1.12        1.24        1.39

        STOCK PRICE AT PERIOD END                                                  22.6250     27.9375       24.36
        NUMBER OF SHARES OUTSTANDING AT END OF PERIOD                               48,262      49,211      49,425

        EQUITY MARKET CAPITALIZATION                                             1,091,928   1,374,832   1,203,993
  (B)   ADJUSTED DEBT (1)                                                          502,492     671,068     766,503
                                                                                -----------------------------------
        TOTAL MARKET CAPITALIZATION                                              1,594,420   2,045,900   1,970,496
                                                                                -----------------------------------

        ADJUSTED DEBT AS A % OF TOTAL MARKET CAPITALIZATION                         31.52%      32.80%      38.90%

        EQUITY MARKET CAPITALIZATION                                             1,091,928   1,374,832   1,203,993
  (B)   TOTAL DEBT (INCLUDING SHARE OF JV'S)                                       530,996     741,377     861,188
                                                                                -----------------------------------
        TOTAL MARKET CAPITALIZATION                                              1,622,924   2,116,209   2,065,181
                                                                                -----------------------------------

        TOTAL DEBT AS A % OF TOTAL MARKET CAPITALIZATION                            32.72%      35.03%      41.70%

  (C)   CONSOLIDATED INT EXPENSE (INC SHARE OF JV'S) (1)                            15,073      27,907      41,546
        CONSOLIDATED FFO BEFORE INTEREST                                            96,270     125,206     149,668
        INTEREST EXPENSE COVERAGE RATIO                                               6.39        4.49        3.60

  (D)   FIXED CHARGES (1)                                                           24,871      37,052      52,588
        FIXED CHARGE COVERAGE RATIO                                                   3.87        3.38        2.85


                                                                                  2002 1st    2002 2nd     2002 3rd    2002 4th
                                                                                ------------------------------------------------

        CONSOLIDATED NET INCOME                                                      9,274      12,712       12,010      13,876
                                                                                ------------------------------------------------
        CONSOLIDATED FFO                                                            24,011      29,043       30,597      29,715
                                                                                ------------------------------------------------

        WEIGHTED AVERAGE SHARES                                                     49,367      49,617       49,584      48,443
        DILUTED WEIGHTED AVERAGE SHARES                                             50,406      50,621       50,152      48,971

        CONSOLIDATED NET INCOME PER SHARE - BASIC                                     0.19        0.26         0.24        0.29
        CONSOLIDATED NET INCOME PER SHARE - DILUTED                                   0.18        0.25         0.24        0.28

        CONSOLIDATED FFO PER SHARE - BASIC                                            0.49        0.59         0.62        0.61
        CONSOLIDATED FFO PER SHARE - DILUTED                                          0.48        0.57         0.61        0.61



  (A)   2ND GENERATION TI & LEASING COSTS AND BUILDING CAPEX (1)                       636         927        3,630       7,795

        REGULAR DIVIDENDS PAID                                                      18,329      18,463       18,551      18,002
        DIVIDENDS PER SHARE                                                           0.37        0.37         0.37        0.37

        STOCK PRICE AT PERIOD END                                                    26.05       24.76        23.00       24.70
        NUMBER OF SHARES OUTSTANDING AT END OF PERIOD                               49,661      49,935       48,667      48,386

        EQUITY MARKET CAPITALIZATION                                             1,293,669   1,236,391    1,119,341   1,195,134
  (B)   ADJUSTED DEBT (1)                                                          776,968     778,675      823,053     844,880
                                                                                ------------------------------------------------
        TOTAL MARKET CAPITALIZATION                                              2,070,637   2,015,066    1,942,394   2,040,014
                                                                                ------------------------------------------------

        ADJUSTED DEBT AS A % OF TOTAL MARKET CAPITALIZATION                         37.52%      38.64%       42.37%      41.42%

        EQUITY MARKET CAPITALIZATION                                             1,293,669   1,236,391    1,119,341   1,195,134
  (B)   TOTAL DEBT (INCLUDING SHARE OF JV'S)                                       870,696     871,431      914,822     935,646
                                                                                ------------------------------------------------
        TOTAL MARKET CAPITALIZATION                                              2,164,365   2,107,822    2,034,163   2,130,780
                                                                                ------------------------------------------------

        TOTAL DEBT AS A % OF TOTAL MARKET CAPITALIZATION                            40.23%      41.34%       44.97%      43.91%

  (C)   CONSOLIDATED INT EXPENSE (INC SHARE OF JV'S) (1)                            11,880      12,857       12,807      13,087
        CONSOLIDATED FFO BEFORE INTEREST                                            35,891      41,900       43,404      42,802
        INTEREST EXPENSE COVERAGE RATIO                                               3.02        3.26         3.39        3.27

  (D)   FIXED CHARGES (1)                                                           16,278      16,178       16,227      16,571
        FIXED CHARGE COVERAGE RATIO                                                   2.20        2.59         2.67        2.58


                                                                                   YEAR
                                                                                   ENDED
                                                                                ----------
                                                                                   2002      2003 1st
                                                                                -----------------------

        CONSOLIDATED NET INCOME                                                     47,872      27,594
                                                                                -----------------------
        CONSOLIDATED FFO                                                           113,366      47,079
                                                                                -----------------------

        WEIGHTED AVERAGE SHARES                                                     49,252      48,135
        DILUTED WEIGHTED AVERAGE SHARES                                             49,937      48,780

        CONSOLIDATED NET INCOME PER SHARE - BASIC                                     0.97        0.57
        CONSOLIDATED NET INCOME PER SHARE - DILUTED                                   0.96        0.57

        CONSOLIDATED FFO PER SHARE - BASIC                                            2.30        0.98
        CONSOLIDATED FFO PER SHARE - DILUTED                                          2.27        0.97

  (A)   2ND GENERATION TI & LEASING COSTS AND BUILDING CAPEX (1)                    12,988       4,358

        REGULAR DIVIDENDS PAID                                                      73,345      17,834
        DIVIDENDS PER SHARE                                                           1.48        0.37

        STOCK PRICE AT PERIOD END                                                    24.70       25.85
        NUMBER OF SHARES OUTSTANDING AT END OF PERIOD                               48,386      48,343

        EQUITY MARKET CAPITALIZATION                                             1,195,134   1,249,667
  (B)   ADJUSTED DEBT (1)                                                          844,880     859,595
                                                                                -----------------------
        TOTAL MARKET CAPITALIZATION                                              2,040,014   2,109,261
                                                                                -----------------------

        ADJUSTED DEBT AS A % OF TOTAL MARKET CAPITALIZATION                         41.42%      40.75%

        EQUITY MARKET CAPITALIZATION                                             1,195,134   1,249,667
  (B)   TOTAL DEBT (INCLUDING SHARE OF JV'S)                                       935,646     949,340
                                                                                -----------------------
        TOTAL MARKET CAPITALIZATION                                              2,130,780   2,199,007
                                                                                -----------------------

        TOTAL DEBT AS A % OF TOTAL MARKET CAPITALIZATION                            43.91%      43.17%

  (C)   CONSOLIDATED INT EXPENSE (INC SHARE OF JV'S) (1)                            50,631      13,000
        CONSOLIDATED FFO BEFORE INTEREST                                           163,997      60,079
        INTEREST EXPENSE COVERAGE RATIO                                               3.24        4.62

  (D)   FIXED CHARGES (1)                                                           65,254      16,329
        FIXED CHARGE COVERAGE RATIO                                                   2.51        3.68



                                                                                           YEAR ENDED
                                                                                --------------------------------
                                                                                  1999        2000        2001
                                                                                --------------------------------

        CONSOLIDATED ENTITY FFO AND NET INCOME:
        ---------------------------------------

  (E)   RENTAL PROPERTY REVENUES LESS OPERATING EXPENSES: (1)
        OFFICE:
         3100 WINDY HILL RD - TREATED AS OWNED 1/97                               2,703       2,632       2,688
         3301 WINDY RIDGE PARKWAY                                                   763         804       1,122
         333 NORTH POINT CENTER EAST                                              2,197       2,287       2,410
         555 NORTH POINT CENTER EAST                                                  0       1,691       2,603
         615 PEACHTREE STREET                                                     1,071       1,548       1,930
         101 INDEPENDENCE CENTER                                                  8,687       8,484       9,173
         LAKESHORE PARK PLAZA                                                     1,524       1,346       1,351
         333 JOHN CARLYLE                                                         1,525       2,806       3,259
         INFORUM                                                                  2,846      12,153      13,813
         101 SECOND STREET                                                            0       9,633      13,616
         600 UNIVERSITY PARK PLACE                                                    0         401       1,631
         THE POINTS AT WATERVIEW                                                      0          14       1,717
         ONE GEORGIA CENTER                                                           0         336       3,822
         1900 DUKE STREET                                                             0         402       2,245
         55 SECOND STREET                                                             0           0           0
                                                                                --------------------------------
                            SUBTOTAL                                             21,316      44,537      61,380
                                                                                --------------------------------


        MEDICAL OFFICE:
         ATHEROGENICS                                                               780       1,083       1,114
         NORTHSIDE/ALPHARETTA I                                                   1,705       1,754       1,641
         MERIDIAN MARK PLAZA                                                      1,725       3,439       3,556
         NORTHSIDE/ALPHARETTA II                                                    381       1,734       2,335
                                                                                --------------------------------
                            SUBTOTAL                                              4,591       8,010       8,646
                                                                                --------------------------------

        RETAIL:
         GA 400 LAND LEASES                                                       1,293       1,366       1,331
         PERIMETER EXPO                                                           3,346       3,400       3,226
         PRESIDENTIAL MARKETCENTER                                                2,796       2,755       3,451
         COLONIAL PLAZA MARKETCENTER                                              4,796       4,861         746
         ABBOTTS BRIDGE STATION                                                     130           0           0
         LAGUNA NIGUEL PROMENADE                                                  2,045         488           0
         THE AVENUE EAST COBB                                                     1,140       4,841       5,396
         MIRA MESA MARKETCENTER                                                       0       2,678       5,636
         THE AVENUE OF THE PENINSULA                                                  0       1,602       2,522
         THE AVENUE PEACHTREE CITY                                                    0           0       1,191
                                                                                --------------------------------
                            SUBTOTAL                                             15,546      21,991      23,499
                                                                                --------------------------------

        OTHER RENTAL OPERATIONS:
         KENNESAW                                                                    48           0           0
         OTHER                                                                      178          98         256
                                                                                --------------------------------
                            SUBTOTAL                                                226          98         256
                                                                                --------------------------------

                 TOTAL CONSOLIDATED RENTAL PROPERTY REVENUES LESS
                     RENTAL PROPERTY OPERATING EXPENSES                          41,679      74,636      93,781
                                                                                --------------------------------

                                                                                 2002 1st    2002 2nd     2002 3rd    2002 4th
                                                                                ------------------------------------------------
        CONSOLIDATED ENTITY FFO AND NET INCOME:
        ---------------------------------------

  (E)   RENTAL PROPERTY REVENUES LESS OPERATING EXPENSES: (1)
        OFFICE:
         3100 WINDY HILL RD - TREATED AS OWNED 1/97                                 659         666          668         700
         3301 WINDY RIDGE PARKWAY                                                   358         391          386         382
         333 NORTH POINT CENTER EAST                                                639         578          629         601
         555 NORTH POINT CENTER EAST                                                668         818          491         569
         615 PEACHTREE STREET                                                       491         526          494         476
         101 INDEPENDENCE CENTER                                                  2,177       2,237        2,310       2,192
         LAKESHORE PARK PLAZA                                                       304         274          283         252
         333 JOHN CARLYLE                                                           880         870          880         905
         INFORUM                                                                  3,476       3,399        3,276       3,562
         101 SECOND STREET                                                        3,295       4,017        4,791       2,455
         600 UNIVERSITY PARK PLACE                                                  430         444          445         438
         THE POINTS AT WATERVIEW                                                    209         185          323         323
         ONE GEORGIA CENTER                                                       1,003         803          816         816
         1900 DUKE STREET                                                           644         667          703         684
         55 SECOND STREET                                                         1,998       3,521        3,615       3,590
                                                                                ---------------------------------------------
                            SUBTOTAL                                             17,231      19,396       20,110      17,945
                                                                                ---------------------------------------------

        MEDICAL OFFICE:
         ATHEROGENICS                                                               283         282          285         284
         NORTHSIDE/ALPHARETTA I                                                     424         427          422         546
         MERIDIAN MARK PLAZA                                                        960       1,012          986       1,115
         NORTHSIDE/ALPHARETTA II                                                    498         609          621         527
                                                                                ---------------------------------------------
                            SUBTOTAL                                              2,165       2,330        2,314       2,472
                                                                                ---------------------------------------------

        RETAIL:
         GA 400 LAND LEASES                                                         303         314          338         343
         PERIMETER EXPO                                                             789         794          791         804
         PRESIDENTIAL MARKETCENTER                                                  913         920          908         990
         COLONIAL PLAZA MARKETCENTER                                                  0           0            0           0
         ABBOTTS BRIDGE STATION                                                       0           0            0           0
         LAGUNA NIGUEL PROMENADE                                                      0           0            0           0
         THE AVENUE EAST COBB                                                     1,325       1,329        1,389       1,284
         MIRA MESA MARKETCENTER                                                   1,278       1,556        1,616       1,506
         THE AVENUE OF THE PENINSULA                                              1,133       1,244          856       1,051
         THE AVENUE PEACHTREE CITY                                                  549       1,308          623         680
                                                                                ---------------------------------------------
                            SUBTOTAL                                              6,290       7,465        6,521       6,658
                                                                                ---------------------------------------------

        OTHER RENTAL OPERATIONS:
         KENNESAW                                                                     0           0            0           0
         OTHER                                                                       24          24           26          20
                                                                                ---------------------------------------------
                            SUBTOTAL                                                 24          24           26          20
                                                                                ---------------------------------------------

                 TOTAL CONSOLIDATED RENTAL PROPERTY REVENUES LESS
                     RENTAL PROPERTY OPERATING EXPENSES                          25,710      29,215       28,971      27,095
                                                                                ---------------------------------------------

                                                                                  YEAR
                                                                                  ENDED
                                                                                --------
                                                                                  2002      2003 1st
                                                                                -----------------------
        CONSOLIDATED ENTITY FFO AND NET INCOME:
        ---------------------------------------

  (E)   RENTAL PROPERTY REVENUES LESS OPERATING EXPENSES: (1)
        OFFICE:
         3100 WINDY HILL RD - TREATED AS OWNED 1/97                               2,693         743
         3301 WINDY RIDGE PARKWAY                                                 1,517         380
         333 NORTH POINT CENTER EAST                                              2,447         589
         555 NORTH POINT CENTER EAST                                              2,546         401
         615 PEACHTREE STREET                                                     1,987         490
         101 INDEPENDENCE CENTER                                                  8,916       2,239
         LAKESHORE PARK PLAZA                                                     1,113         284
         333 JOHN CARLYLE                                                         3,535         884
         INFORUM                                                                 13,713       3,484
         101 SECOND STREET                                                       14,558       2,396
         600 UNIVERSITY PARK PLACE                                                1,757         468
         THE POINTS AT WATERVIEW                                                  1,040         345
         ONE GEORGIA CENTER                                                       3,438         746
         1900 DUKE STREET                                                         2,698         694
         55 SECOND STREET                                                        12,724      22,344
                                                                                --------------------
                            SUBTOTAL                                             74,682      36,487
                                                                                --------------------

        MEDICAL OFFICE:
         ATHEROGENICS                                                             1,134         286
         NORTHSIDE/ALPHARETTA I                                                   1,819         389
         MERIDIAN MARK PLAZA                                                      4,073       1,018
         NORTHSIDE/ALPHARETTA II                                                  2,255         596
                                                                                --------------------
                            SUBTOTAL                                              9,281       2,289
                                                                                --------------------

        RETAIL:
         GA 400 LAND LEASES                                                       1,298         374
         PERIMETER EXPO                                                           3,178         874
         PRESIDENTIAL MARKETCENTER                                                3,731         950
         COLONIAL PLAZA MARKETCENTER                                                  0           0
         ABBOTTS BRIDGE STATION                                                       0           0
         LAGUNA NIGUEL PROMENADE                                                      0           0
         THE AVENUE EAST COBB                                                     5,327       1,494
         MIRA MESA MARKETCENTER                                                   5,956       1,500
         THE AVENUE OF THE PENINSULA                                              4,284       2,189
         THE AVENUE PEACHTREE CITY                                                3,160         799
                                                                                --------------------
                            SUBTOTAL                                             26,934       8,180
                                                                                --------------------

        OTHER RENTAL OPERATIONS:
         KENNESAW                                                                     0           0
         OTHER                                                                       94          26
                                                                                --------------------
                            SUBTOTAL                                                 94          26
                                                                                --------------------

                 TOTAL CONSOLIDATED RENTAL PROPERTY REVENUES LESS
                     RENTAL PROPERTY OPERATING EXPENSES                         110,991      46,982
                                                                                --------------------


                                                                                            YEAR ENDED
                                                                                ----------------------------------
                                                                                   1999        2000        2001
                                                                                ----------------------------------
  (F)   DISCONTINUED OPERATIONS RENTAL PROPERTY REVENUES
        ------------------------------------------------
        LESS RENTAL PROPERTY OPERATING EXPENSES: (1)
        --------------------------------------------
        AT&T WIRELESS SERVICES HEADQUARTERS                                        1,714       5,810       5,732
        CERRITOS CORPORATE CENTER-PHASE II                                             0           0       1,415
        SALEM ROAD STATION                                                             0         124         556
                                                                                ---------------------------------
                 TOTAL DISCONTINUED OPERATIONS RENTAL PROPERTY
                     REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES              1,714       5,934       7,703
                                                                                ---------------------------------

        RESIDENTIAL/LAND DIVISION
        -------------------------
  (H)   TRACT SALES NET OF COS - WHOLLY OWNED (1)                                    222         564       2,011
  (G)   TRACT SALES NET OF COS-JOINT VENTURES (1)                                  1,229         773       1,098
                                                                                ---------------------------------
                  TOTAL TRACT SALES NET OF COS                                     1,451       1,337       3,109
                                                                                ---------------------------------

  (H)   LOT SALES NET OF COS - WHOLLY OWNED (1)                                    2,960       2,267         772
  (G)   LOT SALES NET OF COS - JOINT VENTURES (1)                                      0           0         645
                                                                                ---------------------------------
                  TOTAL LOT SALES NET OF COS                                       2,960       2,267       1,417
                                                                                ---------------------------------

  (G)    OTHER-JOINT VENTURE (1)                                                      41         (95)        (23)
                                                                                ---------------------------------

                 TOTAL RESIDENTIAL/LAND DIVISION                                   4,452       3,509       4,503
                                                                                ---------------------------------

        DEVELOPMENT INCOME                                                         6,165       4,251       6,179
        ------------------                                                      ---------------------------------

        MANAGEMENT FEES                                                            4,743       4,841       7,966
        ---------------                                                         ---------------------------------

        LEASING & OTHER FEES                                                       2,991       1,608       5,344
        --------------------                                                    ---------------------------------

        INTEREST INCOME & OTHER:
        ------------------------
        GNMAs                                                                         20           5           5
        OTHER INTEREST AND OTHER MISCELLANEOUS                                       750         773         526
        650 MASS AVE NOTES                                                         2,818       3,472       4,126
        CHARLOTTE GATEWAY VILLAGE, LLC NOTE                                            0       1,745       1,404
                                                                                ---------------------------------
                 TOTAL INTEREST INCOME                                             3,588       5,995       6,061
                                                                                ---------------------------------

        GENERAL & ADMINISTRATIVE EXPENSES                                        (14,961)    (18,452)    (27,010)
        ---------------------------------                                       ---------------------------------

        STOCK APPRECIATION RIGHT EXPENSE                                            (108)       (468)        276
        --------------------------------                                        ---------------------------------

                                                                                  2002 1st    2002 2nd     2002 3rd    2002 4th
                                                                                ------------------------------------------------
  (F)   DISCONTINUED OPERATIONS RENTAL PROPERTY REVENUES
        ------------------------------------------------
        LESS RENTAL PROPERTY OPERATING EXPENSES: (1)
        --------------------------------------------
        AT&T WIRELESS SERVICES HEADQUARTERS                                        1,450       1,451        1,450       1,367
        CERRITOS CORPORATE CENTER-PHASE II                                           580         580          580         582
        SALEM ROAD STATION                                                           152         148          153          52
                                                                                ----------------------------------------------
                 TOTAL DISCONTINUED OPERATIONS RENTAL PROPERTY
                     REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES              2,182       2,179        2,183       2,001
                                                                                ----------------------------------------------

        RESIDENTIAL/LAND DIVISION
        -------------------------
  (H)   TRACT SALES NET OF COS - WHOLLY OWNED (1)                                      0           0            0       2,338
  (G)   TRACT SALES NET OF COS-JOINT VENTURES (1)                                    370          45          254           2
                                                                                ----------------------------------------------
                  TOTAL TRACT SALES NET OF COS                                       370          45          254       2,340
                                                                                ----------------------------------------------

  (H)   LOT SALES NET OF COS - WHOLLY OWNED (1)                                    1,065          77           67         413
  (G)   LOT SALES NET OF COS - JOINT VENTURES (1)                                    659         353          164         105
                                                                                ----------------------------------------------
                  TOTAL LOT SALES NET OF COS                                       1,724         430          231         518
                                                                                ----------------------------------------------
   (G)    OTHER-JOINT VENTURE (1)                                                      1          (1)          (3)          0
                                                                                ----------------------------------------------
                 TOTAL RESIDENTIAL/LAND DIVISION                                   2,095         474          482       2,858

        DEVELOPMENT INCOME                                                         1,186         972          918       1,549
        ------------------                                                      ----------------------------------------------

        MANAGEMENT FEES                                                            2,354       2,288        2,308       2,363
        ---------------                                                         ----------------------------------------------

        LEASING & OTHER FEES                                                       1,157         696        1,802         642
        --------------------                                                    ----------------------------------------------

        INTEREST INCOME & OTHER:
        ------------------------
        GNMAs                                                                          3          (1)          10           1
        OTHER INTEREST AND OTHER MISCELLANEOUS                                       101          83           29          41
        650 MASS AVE NOTES                                                         1,031       1,032        1,031       1,032
        CHARLOTTE GATEWAY VILLAGE, LLC NOTE                                            0           0            0           0
                                                                                ----------------------------------------------
                 TOTAL INTEREST INCOME                                             1,135       1,114        1,070       1,074
                                                                                ----------------------------------------------

        GENERAL & ADMINISTRATIVE EXPENSES                                         (7,295)     (6,972)      (6,322)     (7,081)
        ---------------------------------                                       ----------------------------------------------

        STOCK APPRECIATION RIGHT EXPENSE                                             (41)          7            7          (2)
        --------------------------------                                        ----------------------------------------------

                                                                                   YEAR
                                                                                   ENDED
                                                                                ----------
                                                                                   2002      2003 1st
                                                                                -----------------------
  (F)   DISCONTINUED OPERATIONS RENTAL PROPERTY REVENUES
        ------------------------------------------------
        LESS RENTAL PROPERTY OPERATING EXPENSES: (1)
        --------------------------------------------
        AT&T WIRELESS SERVICES HEADQUARTERS                                        5,718       1,448
        CERRITOS CORPORATE CENTER-PHASE II                                         2,322         576
        SALEM ROAD STATION                                                           505           0
                                                                                ---------------------
                 TOTAL DISCONTINUED OPERATIONS RENTAL PROPERTY
                     REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES              8,545       2,024
                                                                                ---------------------

        RESIDENTIAL/LAND DIVISION
        -------------------------

  (H)   TRACT SALES NET OF COS - WHOLLY OWNED (1)                                  2,338           0
  (G)   TRACT SALES NET OF COS-JOINT VENTURES (1)                                    671           0
                                                                                ---------------------
                  TOTAL TRACT SALES NET OF COS                                     3,009           0
                                                                                ---------------------

  (H)   LOT SALES NET OF COS - WHOLLY OWNED (1)                                    1,622         697
  (G)   LOT SALES NET OF COS - JOINT VENTURES (1)                                  1,281         513
                                                                                ---------------------
                  TOTAL LOT SALES NET OF COS                                       2,903       1,210
                                                                                ---------------------
  (G)    OTHER-JOINT VENTURE (1)                                                      (3)          0
                                                                                ---------------------
                 TOTAL RESIDENTIAL/LAND DIVISION                                   5,909       1,210
                                                                                ---------------------

        DEVELOPMENT INCOME                                                         4,625         764
        ------------------                                                      ---------------------

        MANAGEMENT FEES                                                            9,313       2,105
        ---------------                                                         ---------------------

        LEASING & OTHER FEES                                                       4,297       1,111
        --------------------                                                    ---------------------

        INTEREST INCOME & OTHER:
        ------------------------
        GNMAs                                                                         13           1
        OTHER INTEREST AND OTHER MISCELLANEOUS                                       254          23
        650 MASS AVE NOTES                                                         4,126       1,031
        CHARLOTTE GATEWAY VILLAGE, LLC NOTE                                            0           0
                                                                                ---------------------
                 TOTAL INTEREST INCOME                                             4,393       1,055
                                                                                ---------------------

        GENERAL & ADMINISTRATIVE EXPENSES                                        (27,670)     (7,214)
        ---------------------------------                                       ---------------------

        STOCK APPRECIATION RIGHT EXPENSE                                             (29)          0
        --------------------------------                                        ---------------------


                                                                                           YEAR ENDED
                                                                                ----------------------------------
                                                                                  1999        2000        2001
                                                                                ----------------------------------

        INTEREST EXPENSE CONSOLIDATED:
        ------------------------------
        CREDIT FACILITY - FLOATING @ LIBOR + 1.05% to 1.70%                      (3,039)     (8,615)     (9,910)
        PERIMETER EXPO DEBT - 8.04%                                              (1,702)     (1,683)     (1,662)
        650 MASS AVE DEBT - 6.53%                                                (1,422)       (995)          0
        B OF A PLAZA FINANCING - 6.677%                                          (5,020)     (4,854)     (4,583)
        B OF A PLAZA FINANCING - 6.9575%                                              0           0           0
        101 INDEPENDENCE CENTER DEBT - 8.22%                                     (3,958)     (3,893)     (3,827)
        NORTHSIDE/ALPHARETTA I DEBT - 7.70%                                        (815)       (804)       (792)
        LAKESHORE PARK PLAZA  DEBT- 6.78%                                          (736)       (724)       (710)
        101 SECOND STREET DEBT- 8.33%                                                 0      (5,112)     (7,494)
        MERIDIAN MARK PLAZA DEBT- 8.27%                                               0        (710)     (2,118)
        1900 DUKE STREET & 333 JOHN CARLYLE DEBT- 7%                                  0           0        (579)
        333 & 555 NORTH POINT CENTER  DEBT- 7%                                        0           0        (384)
        THE AVENUE EAST COBB DEBT - 8.39%                                             0      (1,464)     (3,277)
        PRESIDENTIAL MARKETCENTER DEBT- 7.65%                                         0           0      (1,472)
        600 UNIVERSITY PARK DEBT - 7.38%                                              0           0        (492)
        CEDAR GROVE LAKES  DEBT- 8%                                                   0           0           0
        CALLAWAY GARDENS  DEBT- 6%                                                    0           0           0
        OTHER                                                                       (63)        (27)        (22)
        CAPITALIZED                                                              16,155      15,285       9,712
                                                                                --------------------------------
                 TOTAL INTEREST EXPENSE CONSOLIDATED                               (600)    (13,596)    (27,610)
                                                                                --------------------------------
        LOSS ON EXTINGUISHMENT OF DEBT                                                0           0           0
        ------------------------------                                          --------------------------------

        OTHER EXPENSES:
        ---------------
        PROPERTY TAXES                                                             (811)        (40)       (619)
        PREDEVELOPMENT & OTHER                                                   (2,381)     (4,086)     (4,324)
                                                                                --------------------------------
                 TOTAL OTHER EXPENSES                                            (3,192)     (4,126)     (4,943)
                                                                                --------------------------------


        INCOME TAX (PROVISION)/BENEFIT
        ------------------------------
        CONTINUING OPERATIONS                                                    (2,442)      1,145         691
  (F)   DISCONTINUED OPERATIONS (1)                                                   0         (31)       (136)
                                                                                --------------------------------
                 TOTAL INCOME TAX (PROVISION)/BENEFIT                            (2,442)      1,114         555
                                                                                --------------------------------

        DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS: (1)
        ----------------------------------------------------------
  (I)     CONSOLIDATED                                                             (940)     (1,099)     (2,166)
                                                                                --------------------------------
                 TOTAL NON-REAL ESTATE DEPRECIATION & AMORTIZATION                 (940)     (1,099)     (2,166)
                                                                                --------------------------------

  (I)   MINORITY INTEREST SHARE OF REAL ESTATE DEPRECIATION (1)                    (335)     (1,164)        (95)
        -------------------------------------------------------                 --------------------------------

                                                                                 2002 1st    2002 2nd     2002 3rd    2002 4th
                                                                                ------------------------------------------------
        INTEREST EXPENSE CONSOLIDATED:
        ------------------------------
        CREDIT FACILITY - FLOATING @ LIBOR + 1.05% to 1.70%                      (1,304)       (977)      (1,104)     (1,353)
        PERIMETER EXPO DEBT - 8.04%                                                (411)       (411)        (409)       (406)
        650 MASS AVE DEBT - 6.53%                                                     0           0            0           0
        B OF A PLAZA FINANCING - 6.677%                                            (868)          0            0           0
        B OF A PLAZA FINANCING - 6.9575%                                         (1,084)     (2,640)      (2,628)     (2,622)
        101 INDEPENDENCE CENTER DEBT - 8.22%                                       (945)       (941)        (936)       (933)
        NORTHSIDE/ALPHARETTA I DEBT - 7.70%                                        (196)       (195)        (194)       (193)
        LAKESHORE PARK PLAZA  DEBT- 6.78%                                          (175)       (175)        (174)       (172)
        101 SECOND STREET DEBT- 8.33%                                            (1,864)     (1,859)      (1,856)     (1,851)
        MERIDIAN MARK PLAZA DEBT- 8.27%                                            (526)       (525)        (523)       (523)
        1900 DUKE STREET & 333 JOHN CARLYLE DEBT- 7%                               (867)       (869)        (859)       (861)
        333 & 555 NORTH POINT CENTER  DEBT- 7%                                     (574)       (572)        (569)       (567)
        THE AVENUE EAST COBB DEBT - 8.39%                                          (815)       (813)        (812)       (810)
        PRESIDENTIAL MARKETCENTER DEBT- 7.65%                                      (538)       (542)        (548)       (546)
        600 UNIVERSITY PARK DEBT - 7.38%                                           (262)       (260)        (260)       (260)
        CEDAR GROVE LAKES  DEBT- 8%                                                   0           0            0        (148)
        CALLAWAY GARDENS  DEBT- 6%                                                    0           0            0         (13)
        OTHER                                                                         0         (11)          (4)         (4)
        CAPITALIZED                                                               1,897       1,233        1,365       1,439
                                                                                ---------------------------------------------
                                TOTAL INTEREST EXPENSE CONSOLIDATED              (8,532)     (9,557)      (9,511)     (9,823)
                                                                                ---------------------------------------------

        LOSS ON EXTINGUISHMENT OF DEBT                                           (3,501)          0            0           0
        ------------------------------                                          ---------------------------------------------

        OTHER EXPENSES:
        ---------------
        PROPERTY TAXES                                                             (176)       (174)        (198)       (127)
        PREDEVELOPMENT & OTHER                                                     (987)     (1,277)      (1,325)     (1,268)
                                                                                ---------------------------------------------
                 TOTAL OTHER EXPENSES                                            (1,163)     (1,451)      (1,523)     (1,395)
                                                                                ---------------------------------------------

        INCOME TAX (PROVISION)/BENEFIT
        ------------------------------
        CONTINUING OPERATIONS                                                      (986)       (117)        (147)       (276)
 (F)    DISCONTINUED OPERATIONS (1)                                                 (36)        (35)         (49)        (19)
                                                                                ---------------------------------------------
                 TOTAL INCOME TAX (PROVISION)/BENEFIT                            (1,022)       (152)        (196)       (295)
                                                                                ---------------------------------------------

        DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS: (1)
        ----------------------------------------------------------
 (I)    CONSOLIDATED                                                               (528)       (532)        (546)       (542)
                                                                                ---------------------------------------------
                 TOTAL NON-REAL ESTATE DEPRECIATION & AMORTIZATION                 (528)       (532)        (546)       (542)
                                                                                ---------------------------------------------

 (I)    MINORITY INTEREST SHARE OF REAL ESTATE DEPRECIATION (1)                       0           0            0           0
        -------------------------------------------------------                 ---------------------------------------------

                                                                                   YEAR
                                                                                   ENDED
                                                                                ----------
                                                                                   2002      2003 1st
                                                                                -----------------------

        INTEREST EXPENSE CONSOLIDATED:
        ------------------------------
        CREDIT FACILITY - FLOATING @ LIBOR + 1.05% to 1.70%                       (4,738)     (1,408)
        PERIMETER EXPO DEBT - 8.04%                                               (1,637)       (406)
        650 MASS AVE DEBT - 6.53%                                                      0           0
        B OF A PLAZA FINANCING - 6.677%                                             (868)          0
        B OF A PLAZA FINANCING - 6.9575%                                          (8,974)     (2,792)
        101 INDEPENDENCE CENTER DEBT - 8.22%                                      (3,755)       (926)
        NORTHSIDE/ALPHARETTA I DEBT - 7.70%                                         (778)       (192)
        LAKESHORE PARK PLAZA  DEBT- 6.78%                                           (696)       (172)
        101 SECOND STREET DEBT- 8.33%                                             (7,430)     (1,847)
        MERIDIAN MARK PLAZA DEBT- 8.27%                                           (2,097)       (521)
        1900 DUKE STREET & 333 JOHN CARLYLE DEBT- 7%                              (3,456)       (858)
        333 & 555 NORTH POINT CENTER  DEBT- 7%                                    (2,282)       (565)
        THE AVENUE EAST COBB DEBT - 8.39%                                         (3,250)       (808)
        PRESIDENTIAL MARKETCENTER DEBT- 7.65%                                     (2,174)       (533)
        600 UNIVERSITY PARK DEBT - 7.38%                                          (1,042)       (259)
        CEDAR GROVE LAKES  DEBT- 8%                                                 (148)        (29)
        CALLAWAY GARDENS  DEBT- 6%                                                   (13)        (26)
        OTHER                                                                        (19)        (14)
        CAPITALIZED                                                                5,934       1,567
                                                                                ---------------------
                                TOTAL INTEREST EXPENSE CONSOLIDATED              (37,423)     (9,789)
                                                                                ---------------------

        LOSS ON EXTINGUISHMENT OF DEBT                                            (3,501)          0
        ------------------------------                                          ---------------------

        OTHER EXPENSES:
        ---------------
        PROPERTY TAXES                                                              (675)       (185)
        PREDEVELOPMENT & OTHER                                                    (4,857)     (1,131)
                                                                                ---------------------
                 TOTAL OTHER EXPENSES                                             (5,532)     (1,316)
                                                                                ---------------------

        INCOME TAX (PROVISION)/BENEFIT
        ------------------------------
        CONTINUING OPERATIONS                                                     (1,526)       (249)
 (F)    DISCONTINUED OPERATIONS (1)                                                 (139)          0
                                                                                ---------------------
                 TOTAL INCOME TAX (PROVISION)/BENEFIT                             (1,665)       (249)
                                                                                ---------------------

        DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS: (1)
        ----------------------------------------------------------
 (I)    CONSOLIDATED                                                              (2,148)       (571)
                                                                                ---------------------
                 TOTAL NON-REAL ESTATE DEPRECIATION & AMORTIZATION                (2,148)       (571)
                                                                                ---------------------

 (I)    MINORITY INTEREST SHARE OF REAL ESTATE DEPRECIATION (1)                        0           0
        -------------------------------------------------------                 ---------------------


                                                                                           YEAR ENDED
                                                                                ----------------------------------
                                                                                  1999        2000        2001
                                                                                ----------------------------------

  (G)   JOINT VENTURE FFO EXCLUDING TEMCO ASOCIATES: (1)
        ------------------------------------------------
        WILDWOOD ASSOCIATES                                                       7,397       8,634       9,724
        CP VENTURE TWO, LLC                                                       7,108       2,463       2,435
        COUSINS LORET VENTURE, L. L. C.                                           2,871       3,425       3,798
        CC-JM II ASSOCIATES (BOOZ-ALLEN BUILDING)                                   809         956       1,038
        BRAD COUS GOLF VENTURE, LTD (WORLD GOLF VILLAGE)                            181         228         279
        TEN PEACHTREE PLACE ASSOCIATES                                              352         361         277
        CSC ASSOCIATES, L. P. (BANK OF AMERICA PLAZA)                            14,325      14,544      14,614
        285 VENTURE (1155 PERIMETER CENTER WEST)                                      0       1,202       3,878
        CPI/FSP I, L.P. (AUSTIN RESEARCH PARK)                                        0           0         756
        GATEWAY VILLAGE, LLC (CHARLOTTE GATEWAY VILLAGE)                              0         762         620
        CRAWFORD LONG-CPI LLC                                                         0           0           0
        HAYWOOD MALL ASSOCIATES                                                   3,069           0           0
        OTHER                                                                     2,331       1,741         158
                                                                                --------------------------------
                 TOTAL SHARE OF JOINT VENTURE FFO                                38,443      34,316      37,577
                                                                                --------------------------------


        CONSOLIDATED FFO                                                         81,197      97,299     108,122
        ----------------                                                        --------------------------------

        GAIN ON SALE OF DEPRECIATED INVESTMENT PROPERTIES, NET
        ------------------------------------------------------
        CONTINUING OPERATIONS                                                    58,767      11,937      23,496
        DISCONTINUED OPERATIONS                                                       0           0           0
        LESS GAIN ON SALE OF UNDEPRECIATED INVESTMENT PROPERTIES                   (222)       (564)     (2,011)
                                                                                --------------------------------
                TOTAL GAIN ON SALE OF INVESTMENT PROPERTIES, NET                 58,545      11,373      21,485
                                                                                --------------------------------

        DEPRECIATION & AMORTIZATION OF REAL ESTATE: (1)
        -----------------------------------------------
  (I)   CONSOLIDATED                                                            (15,247)    (29,311)    (39,438)
  (I)   MINORITY INTEREST SHARE                                                     335       1,164          95
 (F,I)  DISCONTINUED OPERATIONS                                                    (672)     (2,375)     (3,048)
 (G,I)  SHARE OF UNCONSOLIDATED JOINT VENTURES                                  (20,076)    (15,542)    (16,400)
                                                                                --------------------------------
                 TOTAL NON-REAL ESTATE DEPRECIATION & AMORTIZATION              (35,660)    (46,064)    (58,791)
                                                                                --------------------------------

  (G)   IMPAIRMENT LOSS ON DEPRECIABLE PROPERTY - JOINT VENTURE (1)                   0           0           0
        -----------------------------------------------------------             --------------------------------

        CUMULATIVE EFFECT OF CHANGE IN ACCOUNTING PRINCIPLE                           0        (566)          0
        ---------------------------------------------------                     --------------------------------

        CONSOLIDATED NET INCOME                                                 104,082      62,043      70,815
        -----------------------                                                 --------------------------------

                                                                                 2002 1st   2002 2nd     2002 3rd    2002 4th
                                                                                ------------------------------------------------
  (G)   JOINT VENTURE FFO EXCLUDING TEMCO ASOCIATES: (1)
        ------------------------------------------------
        WILDWOOD ASSOCIATES                                                       2,616       2,645        2,637       2,972
        CP VENTURE TWO, LLC                                                         576         563          553         582
        COUSINS LORET VENTURE, L. L. C.                                             933         875          845       1,000
        CC-JM II ASSOCIATES (BOOZ-ALLEN BUILDING)                                   272         280          291         277
        BRAD COUS GOLF VENTURE, LTD (WORLD GOLF VILLAGE)                             57          92           97         104
        TEN PEACHTREE PLACE ASSOCIATES                                             (138)        (98)        (118)       (134)
        CSC ASSOCIATES, L. P. (BANK OF AMERICA PLAZA)                             3,777       3,879        3,916       3,796
        285 VENTURE (1155 PERIMETER CENTER WEST)                                    990       1,012        1,002         994
        CPI/FSP I, L.P. (AUSTIN RESEARCH PARK)                                      679         834          835         832
        GATEWAY VILLAGE, LLC (CHARLOTTE GATEWAY VILLAGE)                            302         302          302         302
        CRAWFORD LONG-CPI LLC                                                       210         379          595         544
        HAYWOOD MALL ASSOCIATES                                                       0           0            0           0
        OTHER                                                                         0           0            0           0
                                                                                ---------------------------------------------
                 TOTAL SHARE OF JOINT VENTURE FFO                                10,274      10,763       10,955      11,269
                                                                                ---------------------------------------------


        CONSOLIDATED FFO                                                         24,011      29,043       30,597      29,715
        ----------------                                                        ---------------------------------------------

        GAIN ON SALE OF DEPRECIATED INVESTMENT PROPERTIES, NET
        ------------------------------------------------------
        CONTINUING OPERATIONS                                                     1,029       1,042        1,028       3,154
        DISCONTINUED OPERATIONS                                                       0           0            0       1,174
        LESS GAIN ON SALE OF UNDEPRECIATED INVESTMENT PROPERTIES                      0           0            0      (2,143)
                                                                                ---------------------------------------------
             TOTAL GAIN ON SALE OF INVESTMENT PROPERTIES, NET                     1,029       1,042        1,028       2,185
                                                                                ---------------------------------------------

        DEPRECIATION & AMORTIZATION OF REAL ESTATE: (1)
        -----------------------------------------------
  (I)   CONSOLIDATED                                                            (10,628)    (11,949)     (14,204)    (12,000)
  (I)   MINORITY INTEREST SHARE                                                       0           0            0           0
 (F,I)  DISCONTINUED OPERATIONS                                                    (864)       (865)        (921)       (808)
 (G,I)  SHARE OF UNCONSOLIDATED JOINT VENTURES                                   (4,274)     (4,559)      (4,490)     (5,217)
                                                                                ---------------------------------------------
                 TOTAL NON-REAL ESTATE DEPRECIATION & AMORTIZATION              (15,766)    (17,373)     (19,615)    (18,025)
                                                                                ---------------------------------------------

  (G)   IMPAIRMENT LOSS ON DEPRECIABLE PROPERTY - JOINT VENTURE (1)                   0           0            0           0
        -----------------------------------------------------------             ---------------------------------------------

        CUMULATIVE EFFECT OF CHANGE IN ACCOUNTING PRINCIPLE                           0           0            0           0
        ---------------------------------------------------                     ---------------------------------------------

        CONSOLIDATED NET INCOME                                                   9,274      12,712       12,010      13,876
        -----------------------                                                 ---------------------------------------------

                                                                                  YEAR
                                                                                  ENDED
                                                                                ---------
                                                                                  2002      2003 1st
                                                                                -----------------------
  (G)   JOINT VENTURE FFO EXCLUDING TEMCO ASOCIATES: (1)
        ------------------------------------------------
        WILDWOOD ASSOCIATES                                                      10,870       2,517
        CP VENTURE TWO, LLC                                                       2,274         526
        COUSINS LORET VENTURE, L. L. C.                                           3,653         771
        CC-JM II ASSOCIATES (BOOZ-ALLEN BUILDING)                                 1,120         303
        BRAD COUS GOLF VENTURE, LTD (WORLD GOLF VILLAGE)                            350          66
        TEN PEACHTREE PLACE ASSOCIATES                                             (488)         30
        CSC ASSOCIATES, L. P. (BANK OF AMERICA PLAZA)                            15,368       3,978
        285 VENTURE (1155 PERIMETER CENTER WEST)                                  3,998       1,006
        CPI/FSP I, L.P. (AUSTIN RESEARCH PARK)                                    3,180         840
        GATEWAY VILLAGE, LLC (CHARLOTTE GATEWAY VILLAGE)                          1,208         302
        CRAWFORD LONG-CPI LLC                                                     1,728         628
        HAYWOOD MALL ASSOCIATES                                                       0           0
        OTHER                                                                         0           0
                                                                                --------------------
                 TOTAL SHARE OF JOINT VENTURE FFO                                43,261      10,967
                                                                                --------------------


        CONSOLIDATED FFO                                                        113,366      47,079
        ----------------                                                        --------------------

        GAIN ON SALE OF DEPRECIATED INVESTMENT PROPERTIES, NET
        ------------------------------------------------------
        CONTINUING OPERATIONS                                                     6,253       1,003
        DISCONTINUED OPERATIONS                                                   1,174           0
        LESS GAIN ON SALE OF UNDEPRECIATED INVESTMENT PROPERTIES                 (2,143)          0
                                                                                --------------------
             TOTAL GAIN ON SALE OF INVESTMENT PROPERTIES, NET                     5,284       1,003
                                                                                --------------------

        DEPRECIATION & AMORTIZATION OF REAL ESTATE: (1)
        -----------------------------------------------
  (I)   CONSOLIDATED                                                            (48,781)    (14,829)
  (I)   MINORITY INTEREST SHARE                                                       0           0
 (F,I)  DISCONTINUED OPERATIONS                                                  (3,458)       (676)
 (G,I)  SHARE OF UNCONSOLIDATED JOINT VENTURES                                  (18,540)     (4,432)
                                                                                --------------------
                 TOTAL NON-REAL ESTATE DEPRECIATION & AMORTIZATION              (70,779)    (19,937)
                                                                                --------------------

  (G)   IMPAIRMENT LOSS ON DEPRECIABLE PROPERTY - JOINT VENTURE (1)                   0        (551)
        -----------------------------------------------------------             --------------------

        CUMULATIVE EFFECT OF CHANGE IN ACCOUNTING PRINCIPLE                           0           0
        ---------------------------------------------------                     --------------------

        CONSOLIDATED NET INCOME                                                  47,872      27,594
        -----------------------                                                 --------------------



                                                                                            YEAR ENDED
                                                                                ----------------------------------
                                                                                  1999        2000        2001
                                                                                ----------------------------------
        JOINT VENTURES
        --------------
        WILDWOOD ASSOCIATES (100%):
        ---------------------------
        RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY
          OPERATING EXPENSES (REVENUES LESS OPERATING EXPENSES):
        2300 WINDY RIDGE PARKWAY                                                 10,800      10,408      10,803
        2500 WINDY RIDGE PARKWAY                                                  4,512       4,760       5,037
        3200 WINDY HILL ROAD (WILDWOOD PLAZA)                                     8,245       9,708      11,462
        4100/4300 WILDWOOD PARKWAY (GA PACIFIC)                                   3,431       3,441       3,458
        4200 WILDWOOD PARKWAY (GE)                                                4,304       4,819       4,711
        BANK/RESTAURANT GROUND LEASES                                             1,178       1,063       1,161
                                                                                --------------------------------
                                                                                 32,470      34,199      36,632
                                                                                --------------------------------
        INTEREST EXPENSE:
        2300 DEBT - 7.56%                                                        (5,126)     (4,947)     (4,754)
        2500 DEBT - 7.45%                                                        (1,826)     (1,769)     (1,708)
        3200 DEBT - 8.23%                                                        (5,667)     (5,600)     (5,524)
        4100/4300 DEBT - 7.65%                                                   (2,228)     (2,191)     (2,150)
        4200 DEBT - 6.78%                                                        (2,979)     (2,934)     (2,877)
        LINE OF CREDIT - FLOATING @ LIBOR + .75%                                     (5)         (1)          0
        INTEREST CAPITALIZED                                                          0           0           0
                                                                                --------------------------------
                                                                                (17,831)    (17,442)    (17,014)
                                                                                --------------------------------
        OTHER, NET                                                                  161         516        (169)
                                                                                --------------------------------
        DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS                        (6)         (6)          0
                                                                                --------------------------------

        FUNDS FROM OPERATIONS                                                    14,794      17,267      19,449

        DEPRECIATION & AMORTIZATION OF REAL ESTATE                               (9,861)     (9,575)     (9,003)
        IMPAIRMENT LOSS ON DEPRECIABLE PROPERTY                                       0           0           0
                                                                                --------------------------------

        NET INCOME                                                                4,933       7,692      10,446
                                                                                ================================

        COUSINS' SHARE OF WILDWOOD ASSOCIATES (2):                                  50%         50%         50%
        ------------------------------------------                              ================================
             REVENUES LESS OPERATING EXPENSES                                    16,235      17,100      18,316
             INTEREST EXPENSE                                                    (8,916)     (8,721)     (8,507)
             OTHER, NET                                                              81         258         (85)
             DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS                   (3)         (3)          0
                                                                                --------------------------------
                  FUNDS FROM OPERATIONS                                           7,397       8,634       9,724
             DEPRECIATION & AMORTIZATION OF REAL ESTATE                          (4,931)     (4,788)     (4,502)
             IMPAIRMENT LOSS ON DEPRECIABLE PROPERTY                                  0           0           0
                                                                                --------------------------------
                 NET INCOME                                                       2,466       3,846       5,222
                                                                                ================================

                                                                                 2002 1st    2002 2nd    2002 3rd    2002 4th
                                                                                ------------------------------------------------
        JOINT VENTURES
        --------------
        WILDWOOD ASSOCIATES (100%):
        ---------------------------
        RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY
          OPERATING EXPENSES (REVENUES LESS OPERATING EXPENSES):
        2300 WINDY RIDGE PARKWAY                                                  2,722        2,725       2,725       3,010
        2500 WINDY RIDGE PARKWAY                                                  1,310        1,185       1,191       1,306
        3200 WINDY HILL ROAD (WILDWOOD PLAZA)                                     3,029        3,029       3,044       3,115
        4100/4300 WILDWOOD PARKWAY (GA PACIFIC)                                     927          958         958         960
        4200 WILDWOOD PARKWAY (GE)                                                1,191        1,192       1,198       1,272
        BANK/RESTAURANT GROUND LEASES                                               231          213         219         228
                                                                                ---------------------------------------------
                                                                                  9,410        9,302       9,335       9,891
                                                                                ---------------------------------------------
        INTEREST EXPENSE:
        2300 DEBT - 7.56%                                                        (1,156)      (1,144)     (1,130)     (1,116)
        2500 DEBT - 7.45%                                                          (417)        (413)       (408)       (404)
        3200 DEBT - 8.23%                                                        (1,363)      (1,353)     (1,342)     (1,331)
        4100/4300 DEBT - 7.65%                                                     (523)        (525)       (526)       (523)
        4200 DEBT - 6.78%                                                          (699)        (703)       (706)       (704)
        LINE OF CREDIT - FLOATING @ LIBOR + .75%                                      0            0           0           0
        INTEREST CAPITALIZED                                                          0            0           0           0
                                                                                ---------------------------------------------
                                                                                 (4,158)      (4,138)     (4,112)     (4,078)
                                                                                ---------------------------------------------
        OTHER, NET                                                                  (20)         126          50         130
                                                                                ---------------------------------------------

        DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS                         0            0           0           0
                                                                                ---------------------------------------------

        FUNDS FROM OPERATIONS                                                     5,232        5,290       5,273       5,943

        DEPRECIATION & AMORTIZATION OF REAL ESTATE                               (2,115)      (2,368)     (2,290)     (2,249)
        IMPAIRMENT LOSS ON DEPRECIABLE PROPERTY                                       0            0           0           0
                                                                                ---------------------------------------------

        NET INCOME                                                                3,117        2,922       2,983       3,694
                                                                                =============================================

        COUSINS' SHARE OF WILDWOOD ASSOCIATES (2):                                  50%          50%         50%         50%
        ------------------------------------------                              =============================================
             REVENUES LESS OPERATING EXPENSES                                     4,705        4,651       4,668       4,946
             INTEREST EXPENSE                                                    (2,079)      (2,069)     (2,056)     (2,039)
             OTHER, NET                                                             (10)          63          25          65
             DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS                    0            0           0           0
                                                                                ---------------------------------------------
                  FUNDS FROM OPERATIONS                                           2,616        2,645       2,637       2,972
             DEPRECIATION & AMORTIZATION OF REAL ESTATE                          (1,058)      (1,184)     (1,145)     (1,125)
             IMPAIRMENT LOSS ON DEPRECIABLE PROPERTY                                  0            0           0           0
                                                                                ---------------------------------------------
                 NET INCOME                                                       1,558        1,461       1,492       1,847
                                                                                =============================================

                                                                                  YEAR
                                                                                  ENDED
                                                                                ---------
                                                                                  2002      2003 1st
                                                                                -----------------------
        JOINT VENTURES
        --------------
        WILDWOOD ASSOCIATES (100%):
        ---------------------------
        RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY
          OPERATING EXPENSES (REVENUES LESS OPERATING EXPENSES):
        2300 WINDY RIDGE PARKWAY                                                 11,182       1,868
        2500 WINDY RIDGE PARKWAY                                                  4,992       1,184
        3200 WINDY HILL ROAD (WILDWOOD PLAZA)                                    12,217       2,914
        4100/4300 WILDWOOD PARKWAY (GA PACIFIC)                                   3,803         960
        4200 WILDWOOD PARKWAY (GE)                                                4,853       1,195
        BANK/RESTAURANT GROUND LEASES                                               891         292
                                                                                --------------------
                                                                                 37,938       8,413
                                                                                --------------------
        INTEREST EXPENSE:
        2300 DEBT - 7.56%                                                        (4,546)     (1,106)
        2500 DEBT - 7.45%                                                        (1,642)       (400)
        3200 DEBT - 8.23%                                                        (5,389)     (1,322)
        4100/4300 DEBT - 7.65%                                                   (2,097)       (508)
        4200 DEBT - 6.78%                                                        (2,812)       (681)
        LINE OF CREDIT - FLOATING @ LIBOR + .75%                                      0           0
        INTEREST CAPITALIZED                                                          0           0
                                                                                --------------------
                                                                                (16,486)     (4,017)
                                                                                --------------------
        OTHER, NET                                                                  286         928
                                                                                --------------------
           DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS                      0         (11)
                                                                                --------------------

        FUNDS FROM OPERATIONS                                                    21,738       5,313

        DEPRECIATION & AMORTIZATION OF REAL ESTATE                               (9,022)     (2,117)
        IMPAIRMENT LOSS ON DEPRECIABLE PROPERTY                                       0      (1,101)
                                                                                --------------------

        NET INCOME                                                               12,716       2,095
                                                                                ====================

        COUSINS' SHARE OF WILDWOOD ASSOCIATES (2):                                  50%         50%
        ------------------------------------------                              ====================
             REVENUES LESS OPERATING EXPENSES                                    18,970       4,068
             INTEREST EXPENSE                                                    (8,243)     (2,009)
             OTHER, NET                                                             143         464
             DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS                    0          (6)
                                                                                --------------------
                  FUNDS FROM OPERATIONS                                          10,870       2,517
             DEPRECIATION & AMORTIZATION OF REAL ESTATE                          (4,512)     (1,059)
             IMPAIRMENT LOSS ON DEPRECIABLE PROPERTY                                  0        (551)
                                                                                --------------------
                 NET INCOME                                                       6,358         907
                                                                                ====================


                                                                                           YEAR ENDED
                                                                                ----------------------------------
                                                                                  1999        2000        2001
                                                                                ----------------------------------
        JOINT VENTURES
        --------------
        CP VENTURE TWO, LLC (100%):
        ---------------------------
        RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY
          OPERATING EXPENSES (REVENUES LESS OPERATING EXPENSES):
        OFFICE
        ------
        FIRST UNION TOWER                                                         5,450       4,990       4,855
        GRANDVIEW II                                                              1,980       2,178       2,192
        100 NORTH POINT CENTER EAST                                               2,000       2,077       2,213
        200 NORTH POINT CENTER EAST                                               2,157       2,217       1,703
                                                                                --------------------------------
            SUBTOTAL OFFICE                                                      11,587      11,462      10,963
                                                                                --------------------------------

        MEDICAL OFFICE
        --------------
        PRESYTERIAN MEDICAL PLAZA                                                   890         881         902
                                                                                --------------------------------
        RETAIL
        ------
        NORTH POINT MARKETCENTER                                                  4,787       4,875       5,011
        MANSELL CROSSING II                                                       1,075       1,043       1,141
        GREENBRIER MARKETCENTER                                                   4,592       4,530       4,533
        LOS ALTOS MARKETCENTER                                                    2,819       2,822       2,797
                                                                                --------------------------------
            SUBTOTAL RETAIL                                                      13,273      13,270      13,482
                                                                                --------------------------------

             TOTAL REVENUES LESS OPERATING EXPENSES                              25,750      25,613      25,347
                                                                                --------------------------------

        OTHER, NET                                                                  118          58           1
                                                                                --------------------------------
        INTEREST EXPENSE
        NORTH POINT MARKETCENTER - 8.50%                                         (2,415)     (2,370)     (2,323)
        100 & 200 NORTH POINT CENTER EAST - 7.86%                                (1,914)     (1,884)     (1,853)
                                                                                --------------------------------
            TOTAL INTEREST EXPENSE                                               (4,329)     (4,254)     (4,176)
                                                                                --------------------------------

        DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS                         0           0           0
                                                                                --------------------------------

        FUNDS FROM OPERATIONS                                                    21,539      21,417      21,172

        DEPRECIATION & AMORTIZATION OF REAL ESTATE                              (20,646)    (15,601)    (12,383)
                                                                                --------------------------------

        NET INCOME                                                                  893       5,816       8,789
                                                                                ================================

        COUSINS' SHARE OF CP VENTURE II (2):                                     32.94%      11.50%      11.50%
        ------------------------------------                                    ================================
          REVENUES LESS OPERATING EXPENSES                                        8,499       2,945       2,915
          INTEREST EXPENSE                                                       (1,430)       (489)       (480)
          OTHER, NET                                                                 39           7           0
          DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS                       0           0           0
                                                                                --------------------------------

                  FUNDS FROM OPERATIONS                                           7,108       2,463       2,435
          DEPRECIATION & AMORTIZATION OF REAL ESTATE                             (7,017)     (1,794)     (1,424)
                                                                                --------------------------------
                  NET INCOME                                                         91         669       1,011
                                                                                ================================

                                                                                 2002 1st    2002 2nd     2002 3rd    2002 4th
                                                                                ------------------------------------------------

        JOINT VENTURES
        --------------
        CP VENTURE TWO, LLC (100%):
        ---------------------------
        RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY
          OPERATING EXPENSES (REVENUES LESS OPERATING EXPENSES):
        OFFICE
        ------
        FIRST UNION TOWER                                                         1,090        1,012       1,050         869
        GRANDVIEW II                                                                559          574         579         576
        100 NORTH POINT CENTER EAST                                                 442          377         330         307
        200 NORTH POINT CENTER EAST                                                 248          303         229         267
                                                                                ---------------------------------------------
            SUBTOTAL OFFICE                                                       2,339        2,266       2,188       2,019
                                                                                ---------------------------------------------

        MEDICAL OFFICE
        --------------
        PRESYTERIAN MEDICAL PLAZA                                                   251          246         186         229
                                                                                ---------------------------------------------
        RETAIL
        ------
        NORTH POINT MARKETCENTER                                                  1,285        1,194       1,247       1,256
        MANSELL CROSSING II                                                         301          315         298         619
        GREENBRIER MARKETCENTER                                                   1,176        1,160       1,170       1,181
        LOS ALTOS MARKETCENTER                                                      725          736         725         788
                                                                                ---------------------------------------------
            SUBTOTAL RETAIL                                                       3,487        3,405       3,440       3,844
                                                                                ---------------------------------------------

             TOTAL REVENUES LESS OPERATING EXPENSES                               6,077        5,917       5,814       6,092
                                                                                ---------------------------------------------

        OTHER, NET                                                                  (45)           8           5         (20)
                                                                                ---------------------------------------------
        INTEREST EXPENSE
        NORTH POINT MARKETCENTER - 8.50%                                           (573)        (570)       (558)       (563)
        100 & 200 NORTH POINT CENTER EAST - 7.86%                                  (451)        (453)       (457)       (454)
                                                                                ---------------------------------------------
            TOTAL INTEREST EXPENSE                                               (1,024)      (1,023)     (1,015)     (1,017)
                                                                                ---------------------------------------------

        DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS                         0            0           0           0
                                                                                ---------------------------------------------
        FUNDS FROM OPERATIONS                                                     5,008        4,902       4,804       5,055

        DEPRECIATION & AMORTIZATION OF REAL ESTATE                               (2,618)      (2,896)     (2,495)     (2,630)
                                                                                ---------------------------------------------

        NET INCOME                                                                2,390        2,006       2,309       2,425
                                                                                =============================================

        COUSINS' SHARE OF CP VENTURE II (2):                                     11.50%       11.50%      11.50%      11.50%
        ------------------------------------                                    =============================================
          REVENUES LESS OPERATING EXPENSES                                          699          680         669         701
          INTEREST EXPENSE                                                         (118)        (118)       (117)       (117)
          OTHER, NET                                                                 (5)           1           1          (2)
          DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS                       0            0           0           0
                                                                                ---------------------------------------------

                  FUNDS FROM OPERATIONS                                             576          563         553         582
          DEPRECIATION & AMORTIZATION OF REAL ESTATE                               (301)        (333)       (287)       (302)
                                                                                ---------------------------------------------
                  NET INCOME                                                        275          230         266         280
                                                                                =============================================

                                                                                   YEAR
                                                                                   ENDED
                                                                                ----------
                                                                                   2002      2003 1st
                                                                                -----------------------
        JOINT VENTURES
        --------------
        CP VENTURE TWO, LLC (100%):
        ---------------------------
        RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY
          OPERATING EXPENSES (REVENUES LESS OPERATING EXPENSES):
        OFFICE
        ------
        FIRST UNION TOWER                                                          4,021         783
        GRANDVIEW II                                                               2,288         582
        100 NORTH POINT CENTER EAST                                                1,456         330
        200 NORTH POINT CENTER EAST                                                1,047         219
                                                                                ---------------------
            SUBTOTAL OFFICE                                                        8,812       1,914
                                                                                ---------------------

        MEDICAL OFFICE
        --------------
        PRESYTERIAN MEDICAL PLAZA                                                    912         234
                                                                                ---------------------
        RETAIL
        ------
        NORTH POINT MARKETCENTER                                                   4,982       1,270
        MANSELL CROSSING II                                                        1,533         265
        GREENBRIER MARKETCENTER                                                    4,687       1,160
        LOS ALTOS MARKETCENTER                                                     2,974         743
                                                                                ---------------------
            SUBTOTAL RETAIL                                                       14,176       3,438
                                                                                ---------------------

             TOTAL REVENUES LESS OPERATING EXPENSES                               23,900       5,586
                                                                                ---------------------

        OTHER, NET                                                                   (52)        (55)
                                                                                ---------------------
        INTEREST EXPENSE
        NORTH POINT MARKETCENTER - 8.50%                                          (2,264)       (559)
        100 & 200 NORTH POINT CENTER EAST - 7.86%                                 (1,815)       (442)
                                                                                ---------------------
            TOTAL INTEREST EXPENSE                                                (4,079)     (1,001)
                                                                                ---------------------

        DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS                          0           0
                                                                                ---------------------

        FUNDS FROM OPERATIONS                                                     19,769       4,530

        DEPRECIATION & AMORTIZATION OF REAL ESTATE                               (10,639)     (2,496)
                                                                                ---------------------

        NET INCOME                                                                 9,130       2,034
                                                                                =====================

        COUSINS' SHARE OF CP VENTURE II (2):                                      11.50%      11.50%
        ------------------------------------                                    =====================
          REVENUES LESS OPERATING EXPENSES                                         2,749         647
          INTEREST EXPENSE                                                          (470)       (115)
          OTHER, NET                                                                  (5)         (6)
          DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS                        0           0
                                                                                ---------------------

                  FUNDS FROM OPERATIONS                                            2,274         526
          DEPRECIATION & AMORTIZATION OF REAL ESTATE                              (1,223)       (287)
                                                                                ---------------------
                  NET INCOME                                                       1,051         239
                                                                                =====================



                                                                                             YEAR ENDED
                                                                                ------------------------------------
                                                                                   1999        2000        2001
                                                                                ------------------------------------
        JOINT VENTURES
        --------------
        COUSINS LORET VENTURE, L. L. C. (100%):
        ---------------------------------------
        RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY
          OPERATING EXPENSES (REVENUES LESS OPERATING EXPENSES):
        TWO LIVE OAK                                                               5,086       5,093       5,093
        THE PINNACLE                                                               4,818       8,830       9,652
                                                                                ---------------------------------
             TOTAL REVENUES LESS OPERATING EXPENSES                                9,904      13,923      14,745
                                                                                --------------------------------

        INTEREST EXPENSE                                                          (7,328)     (7,268)     (7,192)
        CAPITALIZED INTEREST                                                       2,142           0           0
        OTHER, NET                                                                 1,024         194          46
        DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS                          0           0          (4)
                                                                                ---------------------------------

        FUNDS FROM OPERATIONS                                                      5,742       6,849       7,595

        DEPRECIATION & AMORTIZATION OF REAL ESTATE                                (5,635)     (7,617)     (7,703)
                                                                                ---------------------------------

        NET INCOME                                                                   107        (768)       (108)
                                                                                =================================

        COUSINS SHARE OF COUSINS LORET (2):                                          50%         50%         50%
        -----------------------------------                                     =================================

             REVENUES LESS OPERATING EXPENSES                                      4,952       6,962       7,373
             INTEREST EXPENSE                                                     (2,593)     (3,634)     (3,596)
             OTHER, NET                                                              512          97          23
             DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS                     0           0          (2)
                                                                                ---------------------------------

                  FUNDS FROM OPERATIONS                                            2,871       3,425       3,798
             DEPRECIATION & AMORTIZATION OF REAL ESTATE                           (2,818)     (3,809)     (3,852)
                                                                                ---------------------------------
                  NET INCOME                                                          53        (384)        (54)
                                                                                =================================

-----------------------------------------------------------------------------------------------------------------

        CC-JM II ASSOCIATES (BOOZ-ALLEN BUILDING) (100%):
        -------------------------------------------------
        RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES           3,304       3,554       3,571
        INTEREST - 7.0%                                                           (1,615)     (1,561)     (1,493)
        DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS                        (70)         (2)         (1)
                                                                                ---------------------------------
        FUNDS FROM OPERATIONS                                                      1,619       1,991       2,077

        DEPRECIATION & AMORTIZATION OF REAL ESTATE                                (1,122)     (1,126)     (1,125)
                                                                                ---------------------------------

        NET INCOME                                                                   497         865         952
                                                                                =================================

        COUSINS SHARE OF CC-JM II (2):                                               50%         50%         50%
        ------------------------------                                          =================================

             REVENUES LESS OPERATING EXPENSES                                      1,652       1,738       1,786
             INTEREST EXPENSE                                                       (808)       (781)       (747)
             DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS                   (35)         (1)         (1)
                                                                                ---------------------------------

                  FUNDS FROM OPERATIONS                                              809         956       1,038
             DEPRECIATION & AMORTIZATION OF REAL ESTATE                             (573)       (575)       (575)
                                                                                ---------------------------------
                  NET INCOME                                                         236         381         463
                                                                                =================================

                                                                                 2002 1st    2002 2nd    2002 3rd    2002 4th
                                                                                ------------------------------------------------
        JOINT VENTURES
        --------------
        COUSINS LORET VENTURE, L. L. C. (100%):
        ---------------------------------------
        RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY
          OPERATING EXPENSES (REVENUES LESS OPERATING EXPENSES):
        TWO LIVE OAK                                                              1,261        1,130       1,058         997
        THE PINNACLE                                                              2,396        2,404       2,410       2,776
                                                                                ---------------------------------------------
             TOTAL REVENUES LESS OPERATING EXPENSES                               3,657        3,534       3,468       3,773
                                                                                ---------------------------------------------

        INTEREST EXPENSE                                                         (1,785)      (1,780)     (1,774)     (1,770)
        CAPITALIZED INTEREST                                                          0            0           0           0
        OTHER, NET                                                                    0            0           0           0
        DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS                        (5)          (4)         (4)         (4)
                                                                                ---------------------------------------------

        FUNDS FROM OPERATIONS                                                     1,867        1,750       1,690       1,999

        DEPRECIATION & AMORTIZATION OF REAL ESTATE                               (1,867)      (1,867)     (1,871)     (3,075)
                                                                                ---------------------------------------------

        NET INCOME                                                                    0         (117)       (181)     (1,076)
                                                                                =============================================

        COUSINS SHARE OF COUSINS LORET (2):                                         50%          50%         50%         50%
        -----------------------------------                                     =============================================

             REVENUES LESS OPERATING EXPENSES                                     1,829        1,767       1,734       1,887
             INTEREST EXPENSE                                                      (893)        (890)       (887)       (885)
             OTHER, NET                                                               0            0           0           0
             DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS                   (3)          (2)         (2)         (2)
                                                                                ---------------------------------------------

                  FUNDS FROM OPERATIONS                                             933          875         845       1,000
             DEPRECIATION & AMORTIZATION OF REAL ESTATE                            (934)        (934)       (936)     (1,579)
                                                                                ---------------------------------------------
                  NET INCOME                                                         (1)         (59)        (91)       (579)
                                                                                =============================================

-----------------------------------------------------------------------------------------------------------------------------

        CC-JM II ASSOCIATES (BOOZ-ALLEN BUILDING) (100%):
        -------------------------------------------------
        RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES            906          918         940         897
        INTEREST - 7.0%                                                            (362)        (357)       (357)       (344)
        DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS
                                                                                ---------------------------------------------
        FUNDS FROM OPERATIONS                                                       544          561         583         553

        DEPRECIATION & AMORTIZATION OF REAL ESTATE                                 (288)        (286)       (290)       (262)
                                                                                ---------------------------------------------

        NET INCOME                                                                  256          275         293         291
                                                                                =============================================

        COUSINS SHARE OF CC-JM II (2):                                              50%          50%         50%         50%
        ------------------------------                                          =============================================

             REVENUES LESS OPERATING EXPENSES                                       453          459         470         449
             INTEREST EXPENSE                                                      (181)        (179)       (179)       (172)
             DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS                    0            0           0           0
                                                                                ---------------------------------------------

                  FUNDS FROM OPERATIONS                                             272          280         291         277
             DEPRECIATION & AMORTIZATION OF REAL ESTATE                            (144)        (149)       (148)       (134)
                                                                                ---------------------------------------------
                  NET INCOME                                                        128          131         143         143
                                                                                =============================================

                                                                                  YEAR
                                                                                  ENDED
                                                                                ---------
                                                                                  2002      2003 1st
                                                                                ----------------------
        JOINT VENTURES
        --------------
        COUSINS LORET VENTURE, L. L. C. (100%):
        ---------------------------------------
        RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY
          OPERATING EXPENSES (REVENUES LESS OPERATING EXPENSES):
        TWO LIVE OAK                                                              4,446         958
        THE PINNACLE                                                              9,986       2,352
                                                                                --------------------
             TOTAL REVENUES LESS OPERATING EXPENSES                              14,432       3,310
                                                                                --------------------

        INTEREST EXPENSE                                                         (7,109)     (1,764)
        CAPITALIZED INTEREST                                                          0           0
        OTHER, NET                                                                    0           0
        DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS                       (17)         (4)
                                                                                --------------------
        FUNDS FROM OPERATIONS                                                     7,306       1,542

        DEPRECIATION & AMORTIZATION OF REAL ESTATE                               (8,680)     (1,780)
                                                                                --------------------

        NET INCOME                                                               (1,374)       (238)
                                                                                ====================

        COUSINS SHARE OF COUSINS LORET (2):                                         50%         50%
        -----------------------------------                                     ====================

             REVENUES LESS OPERATING EXPENSES                                     7,217       1,655
             INTEREST EXPENSE                                                    (3,555)       (882)
             OTHER, NET                                                               0           0
             DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS                   (9)         (2)
                                                                                --------------------

                  FUNDS FROM OPERATIONS                                           3,653         771
             DEPRECIATION & AMORTIZATION OF REAL ESTATE                          (4,383)       (890)
                                                                                --------------------
                  NET INCOME                                                       (730)       (119)
                                                                                ====================

----------------------------------------------------------------------------------------------------

        CC-JM II ASSOCIATES (BOOZ-ALLEN BUILDING) (100%):
        -------------------------------------------------
        RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES          3,661         948
        INTEREST - 7.0%                                                          (1,420)       (342)
        DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS                         0           0
                                                                                --------------------
        FUNDS FROM OPERATIONS                                                     2,241         606

        DEPRECIATION & AMORTIZATION OF REAL ESTATE                               (1,126)       (282)
                                                                                --------------------

        NET INCOME                                                                1,115         324
                                                                                ====================

        COUSINS SHARE OF CC-JM II (2):                                              50%         50%
        ------------------------------                                          ====================

             REVENUES LESS OPERATING EXPENSES                                     1,831         474
             INTEREST EXPENSE                                                      (711)       (171)
             DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS                    0           0
                                                                                --------------------

                  FUNDS FROM OPERATIONS                                           1,120         303
             DEPRECIATION & AMORTIZATION OF REAL ESTATE                            (575)       (144)
                                                                                --------------------
                  NET INCOME                                                        545         159
                                                                                ====================


                                                                                           YEAR ENDED
                                                                                ---------------------------------
                                                                                 1999        2000        2001
                                                                                ---------------------------------
        JOINT VENTURES
        --------------
        BRAD COUS GOLF VENTURE, LTD (WORLD GOLF VILLAGE) (100%):
        --------------------------------------------------------
        RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING
          EXPENSES                                                                 362         456         558
        DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS                        0           0           0
                                                                                -------------------------------
        FUNDS FROM OPERATIONS                                                      362         456         558

        DEPRECIATION & AMORTIZATION OF REAL ESTATE                                (195)       (395)       (691)
                                                                                -------------------------------

        NET INCOME                                                                 167          61        (133)
                                                                                ===============================

        COUSINS SHARE OF BRAD COUS GOLF VENTURE (2):                               50%         50%         50%
        --------------------------------------------                            ===============================
             REVENUES LESS OPERATING EXPENSES                                      181         228         279
             INTEREST EXPENSE                                                        0           0           0
             DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS                   0           0           0
                                                                                -------------------------------
                  FUNDS FROM OPERATIONS                                            181         228         279
             DEPRECIATION & AMORTIZATION OF REAL ESTATE                            (98)       (198)       (346)
                                                                                -------------------------------
                  NET INCOME                                                        83          30         (67)
                                                                                ===============================

---------------------------------------------------------------------------------------------------------------

        TEN PEACHTREE PLACE ASSOCIATES (100%):
        --------------------------------------
        RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING
          EXPENSES                                                               2,879       2,886       2,569
        INTEREST - 8.0% UNTIL 11/01, BEG 12/01 FLOATING LIBOR + .75%            (1,452)     (1,373)     (1,234)
        DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS                      (12)         (2)        (11)
                                                                                -------------------------------
        FUNDS FROM OPERATIONS                                                    1,415       1,511       1,324

        DEPRECIATION & AMORTIZATION OF REAL ESTATE                                (543)       (553)       (588)
                                                                                -------------------------------

        NET INCOME                                                                 872         958         736
                                                                                ===============================

        COUSINS SHARE OF TEN PEACHTREE PLACE ASSOCIATES (2):                       25%         24%         50%
        ----------------------------------------------------                    ===============================
             REVENUES LESS OPERATING EXPENSES                                    1,080       1,048         885
             INTEREST EXPENSE                                                     (726)       (686)       (606)
             DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS                  (2)         (1)         (2)
                                                                                -------------------------------
                   FUNDS FROM OPERATIONS                                           352         361         277
             DEPRECIATION & AMORTIZATION OF REAL ESTATE                            (81)        (76)       (134)
                                                                                -------------------------------
                  NET INCOME                                                       271         285         143
                                                                                ===============================

                                                                                 2002 1st     2002 2nd    2002 3rd   2002 4th
                                                                                ------------------------------------------------
        JOINT VENTURES
        --------------
        BRAD COUS GOLF VENTURE, LTD (WORLD GOLF VILLAGE) (100%):
        --------------------------------------------------------
        RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING
          EXPENSES                                                                 113          183         193         207
        DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS                        0            0           0           0
                                                                                --------------------------------------------
        FUNDS FROM OPERATIONS                                                      113          183         193         207

        DEPRECIATION & AMORTIZATION OF REAL ESTATE                                (202)        (190)       (192)       (245)
                                                                                --------------------------------------------

        NET INCOME                                                                 (89)          (7)          1         (38)
                                                                                ============================================

        COUSINS SHARE OF BRAD COUS GOLF VENTURE (2):                               50%          50%         50%         50%
        --------------------------------------------                            ============================================
             REVENUES LESS OPERATING EXPENSES                                       57           92          97         104
             INTEREST EXPENSE                                                        0            0           0           0
             DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS                   0            0           0           0
                                                                                --------------------------------------------
                  FUNDS FROM OPERATIONS                                             57           92          97         104
             DEPRECIATION & AMORTIZATION OF REAL ESTATE                           (101)         (95)        (96)       (123)
                                                                                --------------------------------------------
                  NET INCOME                                                       (44)          (3)          1         (19)
                                                                                ============================================

----------------------------------------------------------------------------------------------------------------------------

        TEN PEACHTREE PLACE ASSOCIATES (100%):
        --------------------------------------
        RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING
          EXPENSES                                                                (122)        (108)       (122)       (166)
        INTEREST - 8.0% UNTIL 11/01, BEG 12/01 FLOATING LIBOR + .75%              (154)         (88)       (114)       (101)
        DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS                        0            0           0           0
                                                                                --------------------------------------------
        FUNDS FROM OPERATIONS                                                     (276)        (196)       (236)       (267)

        DEPRECIATION & AMORTIZATION OF REAL ESTATE                                (182)        (181)       (181)       (183)
                                                                                --------------------------------------------

        NET INCOME                                                                (458)        (377)       (417)       (450)
                                                                                ============================================

        COUSINS SHARE OF TEN PEACHTREE PLACE ASSOCIATES (2):                       50%          50%         50%         50%
        ----------------------------------------------------                    ============================================
             REVENUES LESS OPERATING EXPENSES                                      (61)         (54)        (61)        (83)
             INTEREST EXPENSE                                                      (77)         (44)        (57)        (51)
             DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS                   0            0           0           0
                                                                                --------------------------------------------
                   FUNDS FROM OPERATIONS                                          (138)         (98)       (118)       (134)
             DEPRECIATION & AMORTIZATION OF REAL ESTATE                            (91)         (91)        (91)        (92)
                                                                                --------------------------------------------
                  NET INCOME                                                      (229)        (189)       (209)       (226)
                                                                                ============================================

                                                                                  YEAR
                                                                                  ENDED
                                                                                ---------
                                                                                  2002      2003 1st
                                                                                ----------------------
        JOINT VENTURES
        --------------
        BRAD COUS GOLF VENTURE, LTD (WORLD GOLF VILLAGE) (100%):
        --------------------------------------------------------
        RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING
          EXPENSES                                                                 696         131
        DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS                        0           0
                                                                                -------------------
        FUNDS FROM OPERATIONS                                                      696         131

        DEPRECIATION & AMORTIZATION OF REAL ESTATE                                (829)        (34)
                                                                                -------------------

        NET INCOME                                                                (133)         97
                                                                                ===================

        COUSINS SHARE OF BRAD COUS GOLF VENTURE (2):                               50%         50%
        --------------------------------------------                            ===================
             REVENUES LESS OPERATING EXPENSES                                      350          66
             INTEREST EXPENSE                                                        0           0
             DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS                   0           0
                                                                                -------------------
                  FUNDS FROM OPERATIONS                                            350          66
             DEPRECIATION & AMORTIZATION OF REAL ESTATE                           (415)        (17)
                                                                                -------------------
                  NET INCOME                                                       (65)         49
                                                                                ===================

---------------------------------------------------------------------------------------------------

        TEN PEACHTREE PLACE ASSOCIATES (100%):
        --------------------------------------
        RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING
          EXPENSES                                                                (518)        128
        INTEREST - 8.0% UNTIL 11/01, BEG 12/01 FLOATING LIBOR + .75%              (457)        (69)
        DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS                        0           0
                                                                                -------------------
        FUNDS FROM OPERATIONS                                                     (975)         59

        DEPRECIATION & AMORTIZATION OF REAL ESTATE                                (727)       (292)
                                                                                -------------------

        NET INCOME                                                              (1,702)       (233)
                                                                                ===================

        COUSINS SHARE OF TEN PEACHTREE PLACE ASSOCIATES (2):                       50%         50%
        ----------------------------------------------------                    ===================
             REVENUES LESS OPERATING EXPENSES                                     (259)         64
             INTEREST EXPENSE                                                     (229)        (34)
             DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS                   0           0
                                                                                -------------------
                   FUNDS FROM OPERATIONS                                          (488)         30
             DEPRECIATION & AMORTIZATION OF REAL ESTATE                           (365)       (146)
                                                                                -------------------
                  NET INCOME                                                      (853)       (116)
                                                                                ===================


                                                                                            YEAR ENDED
                                                                                ----------------------------------
                                                                                  1999        2000        2001
                                                                                ----------------------------------
        JOINT VENTURES
        --------------
        CSC ASSOCIATES, L. P. (BANK OF AMERICA PLAZA) (100%):
        -----------------------------------------------------
        RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING
          EXPENSES                                                               28,650      29,088      29,227
        DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS                         0           0           0
                                                                                --------------------------------
        FUNDS FROM OPERATIONS                                                    28,650      29,088      29,227

        DEPRECIATION & AMORTIZATION OF REAL ESTATE                               (7,694)     (7,710)     (7,653)
                                                                                --------------------------------

        NET INCOME                                                               20,956      21,378      21,574
                                                                                ================================

        COUSINS SHARE OF CSC ASSOCIATES, L P. (2):                                  50%         50%         50%
        ------------------------------------------                              ================================
             REVENUES LESS OPERATING EXPENSES                                    14,325      14,544      14,614
             INTEREST EXPENSE                                                         0           0           0
             DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS                    0           0           0
                                                                                --------------------------------
                  FUNDS FROM OPERATIONS                                          14,325      14,544      14,614
             DEPRECIATION & AMORTIZATION OF REAL ESTATE                          (3,923)     (3,931)     (3,903)
                                                                                --------------------------------
                  NET INCOME                                                     10,402      10,613      10,711
                                                                                ================================

----------------------------------------------------------------------------------------------------------------

        285 VENTURE (1155 PERIMETER CENTER WEST) (100%):
        ------------------------------------------------
        RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING
          EXPENSES                                                                    0       2,403       7,756
        DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS                         0           0           0
                                                                                --------------------------------
        FUNDS FROM OPERATIONS                                                         0       2,403       7,756

        DEPRECIATION & AMORTIZATION OF REAL ESTATE                                    0        (720)     (2,224)
                                                                                --------------------------------

        NET INCOME                                                                    0       1,683       5,532
                                                                                ================================

        COUSINS SHARE OF 285 VENTURE (2):                                                       50%         50%
        ---------------------------------                                       ================================
             REVENUES LESS OPERATING EXPENSES                                         0       1,202       3,878
             INTEREST EXPENSE                                                         0           0           0
             DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS                    0           0           0
                                                                                --------------------------------
                   FUNDS FROM OPERATIONS                                              0       1,202       3,878
             DEPRECIATION & AMORTIZATION OF REAL ESTATE                               0        (371)     (1,282)
                                                                                --------------------------------
                  NET INCOME                                                          0         831       2,596
                                                                                ================================

                                                                                 2002 1st    2002 2nd     2002 3rd    2002 4th
                                                                                ------------------------------------------------
        JOINT VENTURES
        --------------
        CSC ASSOCIATES, L. P. (BANK OF AMERICA PLAZA) (100%):
        -----------------------------------------------------
        RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING
          EXPENSES                                                                7,554        7,758       7,832       7,591
        DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS                         0            0           0           0
                                                                                ---------------------------------------------
        FUNDS FROM OPERATIONS                                                     7,554        7,758       7,832       7,591

        DEPRECIATION & AMORTIZATION OF REAL ESTATE                               (1,915)      (1,910)     (1,911)     (1,918)
                                                                                ---------------------------------------------

        NET INCOME                                                                5,639        5,848       5,921       5,673
                                                                                =============================================

        COUSINS SHARE OF CSC ASSOCIATES, L P. (2):                                  50%          50%         50%         50%
        ------------------------------------------                              =============================================
             REVENUES LESS OPERATING EXPENSES                                     3,777        3,879       3,916       3,796
             INTEREST EXPENSE                                                         0            0           0           0
             DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS                    0            0           0           0
                                                                                ---------------------------------------------
                  FUNDS FROM OPERATIONS                                           3,777        3,879       3,916       3,796
             DEPRECIATION & AMORTIZATION OF REAL ESTATE                            (977)        (974)       (975)       (978)
                                                                                ---------------------------------------------
                  NET INCOME                                                      2,800        2,905       2,941       2,818
                                                                                =============================================

-----------------------------------------------------------------------------------------------------------------------------

        285 VENTURE (1155 PERIMETER CENTER WEST) (100%):
        ------------------------------------------------
        RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING
          EXPENSES                                                                1,980        2,024       2,003       1,987
        DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS                         0            0           0           0
                                                                                ---------------------------------------------
        FUNDS FROM OPERATIONS                                                     1,980        2,024       2,003       1,987

        DEPRECIATION & AMORTIZATION OF REAL ESTATE                                 (541)        (554)       (556)       (560)
                                                                                ---------------------------------------------

        NET INCOME                                                                1,439        1,470       1,447       1,427
                                                                                =============================================

        COUSINS SHARE OF 285 VENTURE (2):                                           50%          50%         50%         50%
        ---------------------------------                                       =============================================
             REVENUES LESS OPERATING EXPENSES                                       990        1,012       1,002         994
             INTEREST EXPENSE                                                         0            0           0           0
             DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS                    0            0           0           0
                                                                                ---------------------------------------------
                   FUNDS FROM OPERATIONS                                            990        1,012       1,002         994
             DEPRECIATION & AMORTIZATION OF REAL ESTATE                            (313)        (319)       (320)       (322)
                                                                                ---------------------------------------------
                  NET INCOME                                                        677          693         682         672
                                                                                =============================================

                                                                                  YEAR
                                                                                  ENDED
                                                                                ---------
                                                                                  2002      2003 1st
                                                                                -----------------------
        JOINT VENTURES
        --------------
        CSC ASSOCIATES, L. P. (BANK OF AMERICA PLAZA) (100%):
        -----------------------------------------------------
        RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING
          EXPENSES                                                               30,735       7,956
        DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS                         0           0
                                                                                --------------------
        FUNDS FROM OPERATIONS                                                    30,735       7,956

        DEPRECIATION & AMORTIZATION OF REAL ESTATE                               (7,654)     (1,928)
                                                                                --------------------

        NET INCOME                                                               23,081       6,028
                                                                                ====================

        COUSINS SHARE OF CSC ASSOCIATES, L P. (2):                                  50%         50%
        ------------------------------------------                              ====================
             REVENUES LESS OPERATING EXPENSES                                    15,368       3,978
             INTEREST EXPENSE                                                         0           0
             DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS                    0           0
                                                                                --------------------
                  FUNDS FROM OPERATIONS                                          15,368       3,978
             DEPRECIATION & AMORTIZATION OF REAL ESTATE                          (3,904)       (983)
                                                                                --------------------
                  NET INCOME                                                     11,464       2,995
                                                                                ====================

----------------------------------------------------------------------------------------------------

        285 VENTURE (1155 PERIMETER CENTER WEST) (100%):
        ------------------------------------------------
        RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING
          EXPENSES                                                                7,994       2,012
        DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS                         0           0
                                                                                --------------------
        FUNDS FROM OPERATIONS                                                     7,994       2,012

        DEPRECIATION & AMORTIZATION OF REAL ESTATE                               (2,211)       (571)
                                                                                --------------------

        NET INCOME                                                                5,783       1,441
                                                                                ====================

        COUSINS SHARE OF 285 VENTURE (2):                                           50%         50%
        ---------------------------------                                       ====================
             REVENUES LESS OPERATING EXPENSES                                     3,998       1,006
             INTEREST EXPENSE                                                         0           0
             DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS                    0           0
                                                                                --------------------
                   FUNDS FROM OPERATIONS                                          3,998       1,006
             DEPRECIATION & AMORTIZATION OF REAL ESTATE                          (1,274)       (327)
                                                                                --------------------
                  NET INCOME                                                      2,724         679
                                                                                ====================


                                                                                             YEAR ENDED
                                                                                ----------------------------------
                                                                                   1999        2000      2001
                                                                                ----------------------------------
        JOINT VENTURES
        --------------
        CPI/FSP I, L.P. (AUSTIN RESEARCH PARK) (100%):
        ----------------------------------------------
        RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING
          EXPENSES                                                                   0           0       1,512
        DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS                        0           0           0
                                                                                -------------------------------
        FUNDS FROM OPERATIONS                                                        0           0       1,512

        DEPRECIATION & AMORTIZATION OF REAL ESTATE                                   0           0        (738)
                                                                                -------------------------------

        NET INCOME                                                                   0           0         774
                                                                                ===============================

        COUSINS SHARE OF CPI/FSP I, L.P. (2):                                                              50%
        -------------------------------------                                   ===============================
             REVENUES LESS OPERATING EXPENSES                                        0           0         756
             INTEREST EXPENSE                                                        0           0           0
             DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS                   0           0           0
                                                                                -------------------------------
                   FUNDS FROM OPERATIONS                                             0           0         756
             DEPRECIATION & AMORTIZATION OF REAL ESTATE                              0           0        (382)
                                                                                -------------------------------
                  NET INCOME                                                         0           0         374
                                                                                ===============================

---------------------------------------------------------------------------------------------------------------

        GATEWAY VILLAGE, LLC (CHARLOTTE GATEWAY VILLAGE) (100%):
        --------------------------------------------------------
        RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING
          EXPENSES                                                                   0       1,486      10,763
        INTEREST                                                                     0      (1,501)     (6,280)
        DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS                        0           0           0
                                                                                -------------------------------
        FUNDS FROM OPERATIONS                                                        0         (15)      4,483

        DEPRECIATION & AMORTIZATION OF REAL ESTATE                                   0        (578)     (4,715)

                                                                                -------------------------------

        NET INCOME                                                                   0        (593)       (232)
                                                                                ===============================

        COUSINS SHARE OF GATEWAY VILLAGE (2)(3):
        -------------------------------------                                   ===============================
           REVENUES LESS OPERATING EXPENSES                                          0         762         620
           INTEREST EXPENSE                                                          0           0           0
           DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS                     0           0           0
                                                                                -------------------------------
                  FUNDS FROM OPERATIONS                                              0         762         620
           DEPRECIATION & AMORTIZATION OF REAL ESTATE                                0           0           0
                                                                                -------------------------------
                  NET INCOME                                                         0         762         620
                                                                                ===============================

                                                                                2002 1st     2002 2nd    2002 3rd    2002 4th
                                                                                ------------------------------------------------
        JOINT VENTURES
        --------------
        CPI/FSP I, L.P. (AUSTIN RESEARCH PARK) (100%):
        ----------------------------------------------
        RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING
          EXPENSES                                                                1,357        1,668       1,669       1,663
        DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS                         0            0           0           0
                                                                                ---------------------------------------------
        FUNDS FROM OPERATIONS                                                     1,357        1,668       1,669       1,663

        DEPRECIATION & AMORTIZATION OF REAL ESTATE                                 (460)        (544)       (467)       (478)
                                                                                ---------------------------------------------

        NET INCOME                                                                  897        1,124       1,202       1,185
                                                                                =============================================

        COUSINS SHARE OF CPI/FSP I, L.P. (2):                                       50%          50%         50%         50%
        -------------------------------------                                   =============================================
             REVENUES LESS OPERATING EXPENSES                                       679          834         835         832
             INTEREST EXPENSE                                                         0           0           0            0
             DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS                    0            0           0           0
                                                                                ---------------------------------------------
                   FUNDS FROM OPERATIONS                                            679          834         835         832
             DEPRECIATION & AMORTIZATION OF REAL ESTATE                            (252)        (293)       (256)       (261)
                                                                                ---------------------------------------------
                  NET INCOME                                                        427          541         579         571
                                                                                =============================================

-----------------------------------------------------------------------------------------------------------------------------

        GATEWAY VILLAGE, LLC (CHARLOTTE GATEWAY VILLAGE) (100%):
        --------------------------------------------------------
        RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING
          EXPENSES                                                                5,290        5,288       5,276       5,272
        INTEREST                                                                 (3,054)      (3,022)     (2,994)     (2,960)
        DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS                         0            0           0           0
                                                                                ---------------------------------------------
        FUNDS FROM OPERATIONS                                                     2,236        2,266       2,282       2,312

        DEPRECIATION & AMORTIZATION OF REAL ESTATE                               (1,478)      (1,468)     (1,483)     (1,499)
                                                                                ---------------------------------------------

        NET INCOME                                                                  758          798         799         813
                                                                                =============================================

        COUSINS SHARE OF GATEWAY VILLAGE (2)(3):
        -------------------------------------                                   =============================================
           REVENUES LESS OPERATING EXPENSES                                         302          302         302         302
           INTEREST EXPENSE                                                           0            0           0           0
           DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS                      0            0           0           0
                                                                                ---------------------------------------------
                  FUNDS FROM OPERATIONS                                             302          302         302         302
           DEPRECIATION & AMORTIZATION OF REAL ESTATE                                 0           (8)         (8)         (9)
                                                                                ---------------------------------------------
                  NET INCOME                                                        302          294         294         293
                                                                                =============================================

                                                                                  YEAR
                                                                                  ENDED
                                                                                ---------
                                                                                  2002      2003 1st
                                                                                -----------------------
        JOINT VENTURES
        --------------
        CPI/FSP I, L.P. (AUSTIN RESEARCH PARK) (100%):
        ----------------------------------------------
        RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING
          EXPENSES                                                                6,357       1,680
        DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS                         0           0
                                                                                --------------------
        FUNDS FROM OPERATIONS                                                     6,357       1,680

        DEPRECIATION & AMORTIZATION OF REAL ESTATE                               (1,949)       (451)
                                                                                --------------------

        NET INCOME                                                                4,408       1,229
                                                                                ====================

        COUSINS SHARE OF CPI/FSP I, L.P. (2):                                       50%         50%
        -------------------------------------                                   ====================
             REVENUES LESS OPERATING EXPENSES                                     3,180         840
             INTEREST EXPENSE                                                         0           0
             DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS                    0           0
                                                                                --------------------
                   FUNDS FROM OPERATIONS                                          3,180         840
             DEPRECIATION & AMORTIZATION OF REAL ESTATE                          (1,062)       (255)
                                                                                --------------------
                  NET INCOME                                                      2,118         585
                                                                                ====================

----------------------------------------------------------------------------------------------------

        GATEWAY VILLAGE, LLC (CHARLOTTE GATEWAY VILLAGE) (100%):
        --------------------------------------------------------
        RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING
          EXPENSES                                                               21,126       5,263
        INTEREST                                                                (12,030)     (2,928)
        DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS                         0           0
                                                                                --------------------
        FUNDS FROM OPERATIONS                                                     9,096       2,335

        DEPRECIATION & AMORTIZATION OF REAL ESTATE                               (5,928)     (1,505)
                                                                                --------------------

        NET INCOME                                                                3,168         830
                                                                                ====================

        COUSINS SHARE OF GATEWAY VILLAGE (2)(3):
        -------------------------------------                                   ====================
           REVENUES LESS OPERATING EXPENSES                                       1,208         302
           INTEREST EXPENSE                                                           0           0
           DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS                      0           0
                                                                                --------------------
                  FUNDS FROM OPERATIONS                                           1,208         302
           DEPRECIATION & AMORTIZATION OF REAL ESTATE                               (25)         (8)
                                                                                --------------------
                  NET INCOME                                                      1,183         294
                                                                                ====================


                                                                                             YEAR ENDED
                                                                                ----------------------------------
                                                                                  1999         2000        2001
                                                                                ----------------------------------
        JOINT VENTURES
        --------------
        CRAWFORD LONG-CPI LLC (100%):
        -----------------------------
        RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING
          EXPENSES                                                                   0           0           0
        DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS                        0           0           0
                                                                                -------------------------------
        FUNDS FROM OPERATIONS                                                        0           0           0

        DEPRECIATION & AMORTIZATION OF REAL ESTATE                                   0           0           0
                                                                                -------------------------------

        NET INCOME                                                                   0           0           0
                                                                                ===============================

        COUSINS SHARE OF CRAWFORD LONG-CPI LLC (2):
        -------------------------------------------                             ===============================
             REVENUES LESS OPERATING EXPENSES                                        0           0           0
             INTEREST EXPENSE                                                        0           0           0
             DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS                   0           0           0
                                                                                -------------------------------
                   FUNDS FROM OPERATIONS                                             0           0           0
             DEPRECIATION & AMORTIZATION OF REAL ESTATE                              0           0           0
                                                                                -------------------------------
                  NET INCOME                                                         0           0           0
                                                                                ===============================

---------------------------------------------------------------------------------------------------------------

        HAYWOOD MALL ASSOCIATES (100%):
        -------------------------------
        RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING
          EXPENSES                                                               6,061           0           0
        DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS                        0           0           0
                                                                                -------------------------------
        FUNDS FROM OPERATIONS                                                    6,061           0           0

        DEPRECIATION & AMORTIZATION OF REAL ESTATE                              (1,151)          0           0
                                                                                -------------------------------

        NET INCOME                                                               4,910           0           0
                                                                                ===============================

        COUSINS SHARE OF HAYWOOD MALL (2):                                         50%
        ----------------------------------                                      ===============================
             REVENUES LESS OPERATING EXPENSES                                    3,069           0           0
             INTEREST EXPENSE                                                        0           0           0
             DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS                   0           0           0
                                                                                -------------------------------
                  FUNDS FROM OPERATIONS                                          3,069           0           0
             DEPRECIATION & AMORTIZATION OF REAL ESTATE                           (635)          0           0
                                                                                -------------------------------
                  NET INCOME                                                     2,434           0           0
                                                                                ===============================


                                                                                 2002 1st     2002 2nd   2002 3rd    2002 4th
                                                                                ------------------------------------------------
        JOINT VENTURES
        --------------
        CRAWFORD LONG-CPI LLC (100%):
        -----------------------------
        RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING
          EXPENSES                                                                 419          758       1,189       1,088
        DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS                        0            0           0           0
                                                                                --------------------------------------------
        FUNDS FROM OPERATIONS                                                      419          758       1,189       1,088

        DEPRECIATION & AMORTIZATION OF REAL ESTATE                                (205)        (335)       (431)       (559)
                                                                                --------------------------------------------

        NET INCOME                                                                 214          423         758         529
                                                                                ============================================

        COUSINS SHARE OF CRAWFORD LONG-CPI LLC (2):                                50%          50%         50%         50%
        -------------------------------------------                             ============================================
             REVENUES LESS OPERATING EXPENSES                                      210          379         595         544
             INTEREST EXPENSE                                                        0            0           0           0
             DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS                   0            0           0           0
                                                                                --------------------------------------------
                   FUNDS FROM OPERATIONS                                           210          379         595         544
             DEPRECIATION & AMORTIZATION OF REAL ESTATE                           (103)        (179)       (228)       (292)
                                                                                --------------------------------------------
                  NET INCOME                                                       107          200         367         252
                                                                                ============================================

----------------------------------------------------------------------------------------------------------------------------

        HAYWOOD MALL ASSOCIATES (100%):
        -------------------------------
        RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING
          EXPENSES                                                                   0            0           0           0
        DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS                        0            0           0           0
                                                                                --------------------------------------------
        FUNDS FROM OPERATIONS                                                        0            0           0           0

        DEPRECIATION & AMORTIZATION OF REAL ESTATE                                   0            0           0           0
                                                                                --------------------------------------------

        NET INCOME                                                                   0            0           0           0
                                                                                ============================================

        COUSINS SHARE OF HAYWOOD MALL (2):
        ----------------------------------                                      ============================================
             REVENUES LESS OPERATING EXPENSES                                        0            0           0           0
             INTEREST EXPENSE                                                        0            0           0           0
             DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS                   0            0           0           0
                                                                                --------------------------------------------
                  FUNDS FROM OPERATIONS                                              0            0           0           0
             DEPRECIATION & AMORTIZATION OF REAL ESTATE                              0            0           0           0
                                                                                --------------------------------------------
                  NET INCOME                                                         0            0           0           0
                                                                                ============================================

                                                                                 YEAR
                                                                                 ENDED
                                                                                --------
                                                                                 2002       2003 1st
                                                                                ----------------------
        JOINT VENTURES
        --------------
        CRAWFORD LONG-CPI LLC (100%):
        -----------------------------
        RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING
          EXPENSES                                                               3,454       1,255
        DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS                        0           0
                                                                                -------------------
        FUNDS FROM OPERATIONS                                                    3,454       1,255

        DEPRECIATION & AMORTIZATION OF REAL ESTATE                              (1,530)       (606)
                                                                                -------------------

        NET INCOME                                                               1,924         649
                                                                                ===================

        COUSINS SHARE OF CRAWFORD LONG-CPI LLC (2):                                50%         50%
        -------------------------------------------                             ===================
             REVENUES LESS OPERATING EXPENSES                                    1,728         628
             INTEREST EXPENSE                                                        0           0
             DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS                   0           0
                                                                                -------------------
                   FUNDS FROM OPERATIONS                                         1,728         628
             DEPRECIATION & AMORTIZATION OF REAL ESTATE                           (802)       (316)
                                                                                -------------------
                  NET INCOME                                                       926         312
                                                                                ===================

---------------------------------------------------------------------------------------------------

        HAYWOOD MALL ASSOCIATES (100%):
        -------------------------------
        RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING
          EXPENSES                                                                   0           0
        DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS                        0           0
                                                                                -------------------
        FUNDS FROM OPERATIONS                                                        0           0

        DEPRECIATION & AMORTIZATION OF REAL ESTATE                                   0           0
                                                                                -------------------

        NET INCOME                                                                   0           0
                                                                                ===================

        COUSINS SHARE OF HAYWOOD MALL (2):
        ----------------------------------                                      ===================
             REVENUES LESS OPERATING EXPENSES                                        0           0
             INTEREST EXPENSE                                                        0
             DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS                   0           0
                                                                                -------------------
                  FUNDS FROM OPERATIONS                                              0           0
             DEPRECIATION & AMORTIZATION OF REAL ESTATE                              0           0
                                                                                -------------------
                  NET INCOME                                                         0           0
                                                                                ===================


                                                                                           YEAR ENDED
                                                                                ----------------------------------
                                                                                  1999       2000        2001
                                                                                ----------------------------------
        JOINT VENTURES
        --------------
        OTHER:
        ------
        RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING
          EXPENSES                                                                   0         142           0
        OTHER, NET                                                               3,418       3,543         453
        DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS                     (194)       (301)        (64)
                                                                                -------------------------------
        FUNDS FROM OPERATIONS                                                    3,224       3,384         389

        DEPRECIATION & AMORTIZATION OF REAL ESTATE                                   0           0           0
                                                                                -------------------------------

        NET INCOME                                                               3,224       3,384         389
                                                                                ===============================

        COUSINS SHARE OF OTHER (2):
        ---------------------------                                             ===============================
             REVENUES LESS OPERATING EXPENSES                                        0          71           0
             INTEREST EXPENSE                                                        0           0           0
             OTHER, NET                                                          2,428       1,896         206
             DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS                 (97)       (226)        (48)
                                                                                -------------------------------
                  FUNDS FROM OPERATIONS                                          2,331       1,741         158
             DEPRECIATION & AMORTIZATION OF REAL ESTATE                              0           0           0
                                                                                -------------------------------
             NET INCOME                                                          2,331       1,741         158
                                                                                ===============================

---------------------------------------------------------------------------------------------------------------


        TEMCO ASSOCIATES (100%):
        ------------------------
        RESIDENTIAL LOT AND OUTPARCEL SALES                                      7,087      10,022      12,378
        RESIDENTIAL LOT AND OUTPARCEL COST OF SALES                             (4,546)     (7,314)     (8,563)
                                                                                -------------------------------
        FUNDS FROM OPERATIONS                                                    2,541       2,708       3,815

        DEPRECIATION & AMORTIZATION OF REAL ESTATE                                   0           0           0
                                                                                -------------------------------

        NET INCOME                                                               2,541       2,708       3,815
                                                                                ===============================


        COUSINS SHARE OF TEMCO (2):                                                50%         50%         50%
        ---------------------------                                             ===============================
              RESIDENTIAL LOT AND OUTPARCEL SALES, NET OF COS                    1,270         678       1,720
                                                                                -------------------------------
                  FUNDS FROM OPERATIONS                                          1,270         678       1,720
             DEPRECIATION & AMORTIZATION OF REAL ESTATE                              0           0           0
                                                                                -------------------------------
             NET INCOME                                                          1,270         678       1,720
                                                                                ===============================


                                                                                2002 1st     2002 2nd    2002 3rd    2002 4th
                                                                                -----------------------------------------------
        JOINT VENTURES
        --------------
        OTHER:
        ------
        RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING
          EXPENSES                                                                   0            0           0           0
        OTHER, NET                                                                   0            0           0           0
        DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS                        0            0           0           0
                                                                                --------------------------------------------
        FUNDS FROM OPERATIONS                                                        0            0           0           0

        DEPRECIATION & AMORTIZATION OF REAL ESTATE                                   0            0           0           0
                                                                                --------------------------------------------

        NET INCOME                                                                   0            0           0           0
                                                                                ============================================

        COUSINS SHARE OF OTHER (2):
        ---------------------------                                             ============================================
             REVENUES LESS OPERATING EXPENSES                                        0            0           0           0
             INTEREST EXPENSE                                                        0            0           0           0
             OTHER, NET                                                              0            0           0           0
             DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS                   0            0           0           0
                                                                                --------------------------------------------
                  FUNDS FROM OPERATIONS                                              0            0           0           0
             DEPRECIATION & AMORTIZATION OF REAL ESTATE                              0            0           0           0
                                                                                --------------------------------------------
             NET INCOME                                                              0            0           0           0
                                                                                ============================================

----------------------------------------------------------------------------------------------------------------------------


        TEMCO ASSOCIATES (100%):
        ------------------------
        RESIDENTIAL LOT AND OUTPARCEL SALES                                      6,047        3,094       2,828       2,450
        RESIDENTIAL LOT AND OUTPARCEL COST OF SALES                             (4,124)      (2,393)     (1,922)     (2,140)
                                                                                --------------------------------------------
        FUNDS FROM OPERATIONS                                                    1,923          701         906         310

        DEPRECIATION & AMORTIZATION OF REAL ESTATE                                   0            0           0           0
                                                                                --------------------------------------------

        NET INCOME                                                               1,923          701         906         310
                                                                                ============================================


        COUSINS SHARE OF TEMCO (2):                                                50%          50%         50%         50%
        ---------------------------                                             ============================================
              RESIDENTIAL LOT AND OUTPARCEL SALES, NET OF COS                    1,030          397         415         107
                                                                                --------------------------------------------
                  FUNDS FROM OPERATIONS                                          1,030          397         415         107
             DEPRECIATION & AMORTIZATION OF REAL ESTATE                              0            0           0           0
                                                                                --------------------------------------------
             NET INCOME                                                          1,030          397         415         107
                                                                                ============================================

                                                                                  YEAR
                                                                                  ENDED
                                                                                ---------
                                                                                  2002      2003 1st
                                                                                -----------------------
        JOINT VENTURES
        --------------
        OTHER:
        ------
        RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING
          EXPENSES                                                                    0          0
        OTHER, NET                                                                    0          0
        DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS                         0          0
                                                                                -------------------
        FUNDS FROM OPERATIONS                                                         0          0

        DEPRECIATION & AMORTIZATION OF REAL ESTATE                                    0          0
                                                                                -------------------

        NET INCOME                                                                    0          0
                                                                                ===================

        COUSINS SHARE OF OTHER (2):
        ---------------------------                                             ===================
             REVENUES LESS OPERATING EXPENSES                                         0          0
             INTEREST EXPENSE                                                         0          0
             OTHER, NET                                                               0          0
             DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS                    0          0
                                                                                -------------------
                  FUNDS FROM OPERATIONS                                               0          0
             DEPRECIATION & AMORTIZATION OF REAL ESTATE                               0          0
                                                                                -------------------
             NET INCOME                                                               0          0
                                                                                ===================

---------------------------------------------------------------------------------------------------


        TEMCO ASSOCIATES (100%):
        ------------------------
        RESIDENTIAL LOT AND OUTPARCEL SALES                                      14,419      4,964
        RESIDENTIAL LOT AND OUTPARCEL COST OF SALES                             (10,579)    (3,621)
                                                                                -------------------
        FUNDS FROM OPERATIONS                                                     3,840      1,343

        DEPRECIATION & AMORTIZATION OF REAL ESTATE                                    0          0
                                                                                -------------------

        NET INCOME                                                                3,840      1,343
                                                                                ===================


        COUSINS SHARE OF TEMCO (2):                                                 50%        50%
        ---------------------------                                             ===================
              RESIDENTIAL LOT AND OUTPARCEL SALES, NET OF COS                     1,949        513
                                                                                -------------------
                  FUNDS FROM OPERATIONS                                           1,949        513
             DEPRECIATION & AMORTIZATION OF REAL ESTATE                               0          0
                                                                                -------------------
             NET INCOME                                                           1,949        513
                                                                                ===================


                                                                                             YEAR ENDED
                                                                                ----------------------------------
                                                                                    1999        2000        2001
                                                                                ----------------------------------
        RECONCILIATIONS
        ---------------
  (A)   2ND GENERATION TI & LEASING COSTS & BUILDING CAPEX:
        ---------------------------------------------------
        PROPERTY ACQUISITION AND DEVELOPMENT EXPENDITURES
             PER CASH FLOWS FROM INVESTING ACTIVITIES                             337,961     215,958     140,346
        ADDITIONS TO PROJECTS UNDER CONSTRUCTION, NET                            (239,637)   (111,984)    (74,539)
        ADDITIONS TO LAND HELD FOR INVESTMENT OR FUTURE DEVELOPMENT                  (244)     (3,376)    (18,288)
        ADDITIONS TO RESIDENTIAL LOTS UNDER DEVELOPMENT                            (7,084)     (6,688)    (13,964)
        1ST GENERATION TI & LEASING FEES                                          (88,188)    (89,849)    (22,080)
        FURNITURE & FIXTURES                                                       (2,060)       (688)     (6,916)
                                                                                ----------------------------------
                  CONSOLIDATED SECOND GENERATION RELATED COSTS                        748       3,373       4,559
        SHARE OF JOINT VENTURE 2ND GENERATION TI & LEASING COSTS &
             BUILDING CAPEX                                                           904       1,437       1,514
                                                                                ----------------------------------

             2ND GENERATION TI & LEASING COSTS & BUILDING CAPEX                     1,652       4,810       6,073
                                                                                ==================================

        TOTAL BY TYPE:
             SECOND GENERATION LEASING RELATED COSTS                                1,432       3,876       3,582
             SECOND GENERATION BUILDING IMPROVEMENTS                                  220         934       2,491
                                                                                ----------------------------------
                                                                                    1,652       4,810       6,073
                                                                                ==================================

        TOTAL BY SEGMENT:
             OFFICE:
                  SECOND GENERATION LEASING RELATED COSTS                           1,224       3,239       3,292
                  SECOND GENERATION BUILDING IMPROVEMENTS                             220         907       2,484
                                                                                ----------------------------------
                                                                                    1,444       4,146       5,776
                                                                                ----------------------------------
             RETAIL:
                  SECOND GENERATION LEASING RELATED COSTS                             208         637         290
                  SECOND GENERATION BUILDING IMPROVEMENTS                               0          27           7
                                                                                ----------------------------------
                                                                                      208         664         297
                                                                                ----------------------------------

                                                                                    1,652       4,810       6,073
                                                                                ==================================

------------------------------------------------------------------------------------------------------------------

  (B)   ADJUSTED DEBT:
        --------------

             CONSOLIDATED DEBT                                                    312,257     485,085     585,275
             SHARE OF UNCONSOLIDATED JOINT VENTURE DEBT                           218,739     256,292     275,913
                                                                                ----------------------------------
                  TOTAL DEBT INCLUDING SHARE OF JV'S                              530,996     741,377     861,188

             SHARE OF CHARLOTTE GATEWAY VILLAGE DEBT  (4)                         (28,504)    (70,309)    (94,685)
                                                                                ----------------------------------

                  ADJUSTED DEBT                                                   502,492     671,068     766,503
                                                                                ==================================

------------------------------------------------------------------------------------------------------------------

  (C)   CONSOLIDATED INTEREST EXPENSE (INCLUDING SHARE OF JOINT VENTURES):
        ------------------------------------------------------------------

             CONSOLIDATED INTEREST EXPENSE                                            600      13,596      27,610
             SHARE OF JOINT VENTURE INTEREST EXPENSE                               14,473      14,311      13,936
                                                                                ----------------------------------

             CONSOLIDATED INTEREST EXPENSE (INC SHARE OF JVs)                      15,073      27,907      41,546
                                                                                ==================================

                                                                                  2002 1st     2002 2nd    2002 3rd    2002 4th
                                                                                ------------------------------------------------
        RECONCILIATIONS
        ---------------
  (A)   2ND GENERATION TI & LEASING COSTS & BUILDING CAPEX:
        ---------------------------------------------------
        PROPERTY ACQUISITION AND DEVELOPMENT EXPENDITURES
             PER CASH FLOWS FROM INVESTING ACTIVITIES                              22,867       13,326      21,187      30,608
        ADDITIONS TO PROJECTS UNDER CONSTRUCTION, NET                             (14,637)      (6,998)    (14,199)    (24,250)
        ADDITIONS TO LAND HELD FOR INVESTMENT OR FUTURE DEVELOPMENT                (1,687)         (88)       (510)       (261)
        ADDITIONS TO RESIDENTIAL LOTS UNDER DEVELOPMENT                            (4,557)        (936)     (2,460)     (4,047)
        1ST GENERATION TI & LEASING FEES                                           (1,037)      (4,127)       (424)      2,232
        FURNITURE & FIXTURES                                                         (477)        (355)       (401)       (769)
                                                                                -----------------------------------------------
                  CONSOLIDATED SECOND GENERATION RELATED COSTS                        472          822       3,193       3,513
        SHARE OF JOINT VENTURE 2ND GENERATION TI & LEASING COSTS &
             BUILDING CAPEX                                                           164          105         437       4,282
                                                                                -----------------------------------------------

             2ND GENERATION TI & LEASING COSTS & BUILDING CAPEX                       636          927       3,630       7,795
                                                                                ===============================================

        TOTAL BY TYPE:
             SECOND GENERATION LEASING RELATED COSTS                                  303          788       3,517       7,196
             SECOND GENERATION BUILDING IMPROVEMENTS                                  333          139         113         599
                                                                                -----------------------------------------------
                                                                                      636          927       3,630       7,795
                                                                                ===============================================

        TOTAL BY SEGMENT:
             OFFICE:
                  SECOND GENERATION LEASING RELATED COSTS                             290          750       3,384       6,924
                  SECOND GENERATION BUILDING IMPROVEMENTS                             286          103          47         452
                                                                                -----------------------------------------------
                                                                                      576          853       3,431       7,376
                                                                                -----------------------------------------------
             RETAIL:
                  SECOND GENERATION LEASING RELATED COSTS                              13           38         133         272
                  SECOND GENERATION BUILDING IMPROVEMENTS                              47           36          66         147
                                                                                -----------------------------------------------
                                                                                       60           74         199         419
                                                                                -----------------------------------------------

                                                                                      636          927       3,630       7,795
                                                                                ===============================================

-------------------------------------------------------------------------------------------------------------------------------

  (B)   ADJUSTED DEBT:
        --------------

             CONSOLIDATED DEBT                                                    597,304      600,476     646,390     669,792
             SHARE OF UNCONSOLIDATED JOINT VENTURE DEBT                           273,392      270,955     268,432     265,854
                                                                                -----------------------------------------------
                  TOTAL DEBT INCLUDING SHARE OF JV'S                              870,696      871,431     914,822     935,646

             SHARE OF CHARLOTTE GATEWAY VILLAGE DEBT  (4)                         (93,728)     (92,756)    (91,769)    (90,766)
                                                                                -----------------------------------------------

                  ADJUSTED DEBT                                                   776,968      778,675     823,053     844,880
                                                                                ===============================================

-------------------------------------------------------------------------------------------------------------------------------

  (C)   CONSOLIDATED INTEREST EXPENSE (INCLUDING SHARE OF JOINT VENTURES):
        ------------------------------------------------------------------

             CONSOLIDATED INTEREST EXPENSE                                          8,532        9,557       9,511       9,823
             SHARE OF JOINT VENTURE INTEREST EXPENSE                                3,348        3,300       3,296       3,264
                                                                                -----------------------------------------------

             CONSOLIDATED INTEREST EXPENSE (INC SHARE OF JVs)                      11,880       12,857      12,807      13,087
                                                                                ===============================================

                                                                                   YEAR
                                                                                   ENDED
                                                                                ----------
                                                                                   2002        2003 1st
                                                                                -----------------------
        RECONCILIATIONS
        ---------------
  (A)   2ND GENERATION TI & LEASING COSTS & BUILDING CAPEX:
        ---------------------------------------------------
        PROPERTY ACQUISITION AND DEVELOPMENT EXPENDITURES
             PER CASH FLOWS FROM INVESTING ACTIVITIES                              87,988       22,498
        ADDITIONS TO PROJECTS UNDER CONSTRUCTION, NET                             (60,084)     (18,061)
        ADDITIONS TO LAND HELD FOR INVESTMENT OR FUTURE DEVELOPMENT                (2,546)         (21)
        ADDITIONS TO RESIDENTIAL LOTS UNDER DEVELOPMENT                           (12,000)      (1,881)
        1ST GENERATION TI & LEASING FEES                                           (3,356)        (201)
        FURNITURE & FIXTURES                                                       (2,002)        (377)
                                                                                -----------------------
                  CONSOLIDATED SECOND GENERATION RELATED COSTS                      8,000        1,957
        SHARE OF JOINT VENTURE 2ND GENERATION TI & LEASING COSTS &
             BUILDING CAPEX                                                         4,988        2,401
                                                                                -----------------------

             2ND GENERATION TI & LEASING COSTS & BUILDING CAPEX                    12,988        4,358
                                                                                =======================

        TOTAL BY TYPE:
             SECOND GENERATION LEASING RELATED COSTS                               11,804        4,287
             SECOND GENERATION BUILDING IMPROVEMENTS                                1,184           71
                                                                                -----------------------
                                                                                   12,988        4,358
                                                                                =======================

        TOTAL BY SEGMENT:
             OFFICE:
                  SECOND GENERATION LEASING RELATED COSTS                          11,348        3,873
                  SECOND GENERATION BUILDING IMPROVEMENTS                             888           22
                                                                                -----------------------
                                                                                   12,236        3,895
                                                                                -----------------------
             RETAIL:
                  SECOND GENERATION LEASING RELATED COSTS                             456          414
                  SECOND GENERATION BUILDING IMPROVEMENTS                             296           49
                                                                                -----------------------
                                                                                      752          463
                                                                                -----------------------

                                                                                   12,988        4,358
                                                                                =======================

-------------------------------------------------------------------------------------------------------

  (B)   ADJUSTED DEBT:
        --------------

             CONSOLIDATED DEBT                                                    669,792      686,011
             SHARE OF UNCONSOLIDATED JOINT VENTURE DEBT                           265,854      263,329
                                                                                -----------------------
                  TOTAL DEBT INCLUDING SHARE OF JV'S                              935,646      949,340

             SHARE OF CHARLOTTE GATEWAY VILLAGE DEBT  (4)                         (90,766)     (89,746)
                                                                                -----------------------

                  ADJUSTED DEBT                                                   844,880      859,595
                                                                                =======================

-------------------------------------------------------------------------------------------------------

  (C)   CONSOLIDATED INTEREST EXPENSE (INCLUDING SHARE OF JOINT VENTURES):
        ------------------------------------------------------------------

             CONSOLIDATED INTEREST EXPENSE                                         37,423        9,789
             SHARE OF JOINT VENTURE INTEREST EXPENSE                               13,208        3,211
                                                                                -----------------------

             CONSOLIDATED INTEREST EXPENSE (INC SHARE OF JVs)                      50,631       13,000
                                                                                =======================


                                                                                             YEAR ENDED
                                                                                ----------------------------------
                                                                                    1999       2000        2001
                                                                                ----------------------------------
        RECONCILIATIONS
        ---------------
  (D)   FIXED CHARGES:
        -------------
             CONSOLIDATED INTEREST EXPENSE (INCLUDING SHARE OF JOINT VENTURES     15,073      27,907      41,546
             PRINCIPAL PAYMENTS:
                  CONSOLIDATED                                                     6,120       4,734       5,721
                  SHARE OF JOINT VENTURES                                          3,565       4,252       4,696
             GROUND LEASE PAYMENTS:
                  CONSOLIDATED                                                       101         147         613
                  SHARE OF JOINT VENTURES                                             12          12          12
                                                                                ---------------------------------

                       TOTAL FIXED CHARGES                                        24,871      37,052      52,588
                                                                                =================================

-----------------------------------------------------------------------------------------------------------------

  (E)   RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY
        ---------------------------------------------
        OPERATING EXPENSES:
        -------------------

             RENTAL PROPERTY REVENUES                                             59,975     105,903     133,682
             RENTAL PROPERTY OPERATING EXPENSES                                  (18,296)    (31,267)    (39,901)
                                                                                --------------------------------
                  RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY
                       OPERATING EXPENSES                                         41,679      74,636      93,781
                                                                                =================================

-----------------------------------------------------------------------------------------------------------------

  (F)   INCOME FROM DISCONTINUED OPERATIONS:
        ------------------------------------
             RENTAL PROPERTY REVENUES                                              2,505       8,083      11,787
             RENTAL PROPERTY OPERATING EXPENSES                                     (791)     (2,149)     (4,084)
                                                                                ---------------------------------
                  TOTAL RENTAL PROPERTY REVENUES LESS RENTAL
                        PROPERTY OPERATING EXPENSES                                1,714       5,934       7,703
             MINORITY INTEREST EXPENSE                                               (43)        (49)         (8)
             PROVISION FOR INCOME TAXES                                                0         (31)       (136)
                                                                                ----------------------------------

                  FUNDS FROM OPERATIONS                                            1,671       5,854       7,559

             DEPRECIATION AND AMORTIZATION OF REAL ESTATE                           (672)     (2,375)     (3,048)
                                                                                ---------------------------------

                  NET INCOME FROM DISCONTINUED OPERATIONS                            999       3,479       4,511
                                                                                =================================

                                                                                  2002 1st    2002 2nd    2002 3rd    2002 4th
                                                                                -----------------------------------------------
        RECONCILIATIONS
        ---------------
  (D)   FIXED CHARGES:
        -------------
             CONSOLIDATED INTEREST EXPENSE (INCLUDING SHARE OF JOINT VENTURES     11,880       12,857      12,807      13,087
             PRINCIPAL PAYMENTS:
                  CONSOLIDATED                                                     2,618        1,645       1,673       1,696
                  SHARE OF JOINT VENTURES                                          1,565        1,465       1,535       1,575
             GROUND LEASE PAYMENTS:
                  CONSOLIDATED                                                       212          208         209         210
                  SHARE OF JOINT VENTURES                                              3            3           3           3
                                                                                ----------------------------------------------

                       TOTAL FIXED CHARGES                                        16,278       16,178      16,227      16,571
                                                                                ==============================================

------------------------------------------------------------------------------------------------------------------------------

  (E)   RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY
        ---------------------------------------------
        OPERATING EXPENSES:
        -------------------

             RENTAL PROPERTY REVENUES                                             36,130       40,052      40,524      38,816
             RENTAL PROPERTY OPERATING EXPENSES                                  (10,420)     (10,837)    (11,553)    (11,721)
                                                                                ----------------------------------------------
                  RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY
                       OPERATING EXPENSES                                         25,710       29,215      28,971      27,095
                                                                                ==============================================

------------------------------------------------------------------------------------------------------------------------------

  (F)   INCOME FROM DISCONTINUED OPERATIONS:
        ------------------------------------
             RENTAL PROPERTY REVENUES                                              3,271        3,360       3,440       3,079
             RENTAL PROPERTY OPERATING EXPENSES                                   (1,089)      (1,181)     (1,257)     (1,078)
                                                                                ----------------------------------------------
                  TOTAL RENTAL PROPERTY REVENUES LESS RENTAL
                        PROPERTY OPERATING EXPENSES                                2,182        2,179       2,183       2,001
             MINORITY INTEREST EXPENSE                                                 0            0           0           0
             PROVISION FOR INCOME TAXES                                              (36)         (35)        (49)        (19)
                                                                                ----------------------------------------------

                  FUNDS FROM OPERATIONS                                            2,146        2,144       2,134       1,982

             DEPRECIATION AND AMORTIZATION OF REAL ESTATE                           (864)        (865)       (921)       (808)
                                                                                ----------------------------------------------

                  NET INCOME FROM DISCONTINUED OPERATIONS                          1,282        1,279       1,213       1,174
                                                                                =============================================

                                                                                   YEAR
                                                                                   ENDED
                                                                                ----------
                                                                                   2002       2003 1st
                                                                                -----------------------
        RECONCILIATIONS
        ---------------
  (D)   FIXED CHARGES:
        -------------
             CONSOLIDATED INTEREST EXPENSE (INCLUDING SHARE OF JOINT VENTURES     50,631       13,000
             PRINCIPAL PAYMENTS:
                  CONSOLIDATED                                                     7,632        1,606
                  SHARE OF JOINT VENTURES                                          6,140        1,506
             GROUND LEASE PAYMENTS:
                  CONSOLIDATED                                                       839          214
                  SHARE OF JOINT VENTURES                                             12            3
                                                                                ----------------------

                       TOTAL FIXED CHARGES                                        65,254       16,329
                                                                                ======================

------------------------------------------------------------------------------------------------------

  (E)   RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY
        ---------------------------------------------
        OPERATING EXPENSES:
        -------------------

             RENTAL PROPERTY REVENUES                                            155,522       58,076
             RENTAL PROPERTY OPERATING EXPENSES                                  (44,531)     (11,094)
                                                                                ----------------------
                  RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY
                       OPERATING EXPENSES                                        110,991       46,982
                                                                                ======================

------------------------------------------------------------------------------------------------------

  (F)   INCOME FROM DISCONTINUED OPERATIONS:
        ------------------------------------
             RENTAL PROPERTY REVENUES                                             13,150        2,937
             RENTAL PROPERTY OPERATING EXPENSES                                   (4,605)        (913)
                                                                                ----------------------
                  TOTAL RENTAL PROPERTY REVENUES LESS RENTAL
                        PROPERTY OPERATING EXPENSES                                8,545        2,024
             MINORITY INTEREST EXPENSE                                                 0            0
             PROVISION FOR INCOME TAXES                                             (139)           0
                                                                                ----------------------
                  FUNDS FROM OPERATIONS                                            8,406        2,024

             DEPRECIATION AND AMORTIZATION OF REAL ESTATE                         (3,458)        (676)
                                                                                ----------------------

                  NET INCOME FROM DISCONTINUED OPERATIONS                          4,948        1,348
                                                                                ======================


                                                                                             YEAR ENDED
                                                                                ----------------------------------
                                                                                    1999       2000        2001
                                                                                ----------------------------------
        RECONCILIATIONS
        ---------------
  (G)   SHARE OF INCOME FROM UNCONSOLIDATED JOINT VENTURES:
        ---------------------------------------------------
        RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY
             OPERATING EXPENSES, NET OF CONSOLIDATING ENTRY                       49,993      46,600      51,422
        INTEREST EXPENSE                                                         (14,473)    (14,311)    (13,936)
        OTHER, NET                                                                 3,060       2,258         144
        DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS                       (137)       (231)        (53)
                                                                                ---------------------------------
             FUNDS FROM OPERATIONS, EXCLUDING TEMCO                               38,443      34,316      37,577

        RESIDENTIAL LOT AND TRACT SALES, NET OF COS                                1,270         678       1,720
                                                                                ---------------------------------

           FUNDS FROM OPERATIONS                                                  39,713      34,994      39,297

        DEPRECIATION & AMORTIZATION OF REAL ESTATE                               (20,076)    (15,542)    (16,400)

        IMPAIRMENT LOSS ON DEPRECIABLE PROPERTY - JOINT VENTURE                        0           0           0
                                                                                ---------------------------------

           NET INCOME (INCOME FROM UNCONSOLIDATED JOINT VENTURES)                 19,637      19,452      22,897
                                                                                =================================

-----------------------------------------------------------------------------------------------------------------


  (H)   CONSOLIDATED RESIDENTIAL AND OUTPARCEL SALES AND
        ------------------------------------------------
        COST OF SALES:
        --------------
        RESIDENTIAL LOT AND OUTPARCEL SALES - WHOLLY OWNED:
             TRACT SALES                                                               0           0           0
             LOT SALES                                                            17,857      13,951       6,682
                                                                                ---------------------------------
                  TOTAL RESIDENTIAL AND OUTPARCEL SALES                           17,857      13,951       6,682
                                                                                ---------------------------------

        RESIDENTIAL LOT AND OUTPARCEL COST OF SALES - WHOLLY-OWNED:
             TRACT COST OF SALES                                                       0           0           0
             LOT COST OF SALES                                                    14,897      11,684       5,910
                                                                                ---------------------------------
                  TOTAL RESIDENTIAL AND OUTPARCEL COST OF SALES                   14,897      11,684       5,910
                                                                                ---------------------------------

        TRACT SALES INCLUDED IN GAIN ON SALE OF INVESTMENT PROPERTIES                222         564       2,011
                                                                                ---------------------------------
           RESIDENTIAL LOT AND OUTPARCEL SALES, NET -WHOLLY OWNED                  3,182       2,831       2,783
                                                                                =================================

        SUMMARY:
             TRACT SALES NET OF COS - WHOLLY OWNED                                   222         564       2,011
             LOT SALES NET OF COS - WHOLLY OWNED                                   2,960       2,267         772
                                                                                ---------------------------------
                  TOTAL WHOLLY OWNED SALES, NET                                    3,182       2,831       2,783
                                                                                ---------------------------------

        SHARE OF UNCONSOLIDATED JOINT VENTURES:
             TRACT SALES LESS COST OF SALES                                        1,229         773       1,098
             LOT SALES LESS COST OF SALES                                              0           0         645
             OTHER - JOINT VENTURE                                                    41         (95)        (23)
                                                                                ---------------------------------
                   TRACT AND LOT SALES, NET - SHARE OF JOINT VENTURES              1,270         678       1,720
                                                                                ---------------------------------

                  TOTAL RESIDENTIAL/LAND DIVISION                                  4,452       3,509       4,503
                                                                                =================================


                                                                                  2002 1st    2002 2nd    2002 3rd    2002 4th
                                                                                -----------------------------------------------
        RECONCILIATIONS
        ---------------
  (G)   SHARE OF INCOME FROM UNCONSOLIDATED JOINT VENTURES:
        ---------------------------------------------------
        RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY
             OPERATING EXPENSES, NET OF CONSOLIDATING ENTRY                        13,640      14,001      14,227      14,472
        INTEREST EXPENSE                                                           (3,348)     (3,300)     (3,296)     (3,264)
        OTHER, NET                                                                    (15)         64          26          63
        DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS                          (3)         (2)         (2)         (2)
                                                                                ----------------------------------------------
             FUNDS FROM OPERATIONS, EXCLUDING TEMCO                                10,274      10,763      10,955      11,269

        RESIDENTIAL LOT AND TRACT SALES, NET OF COS                                 1,030         397         415         107
                                                                                ----------------------------------------------

           FUNDS FROM OPERATIONS                                                   11,304      11,160      11,370      11,376

        DEPRECIATION & AMORTIZATION OF REAL ESTATE                                 (4,274)     (4,559)     (4,490)     (5,217)

        IMPAIRMENT LOSS ON DEPRECIABLE PROPERTY - JOINT VENTURE                         0           0           0           0
                                                                                ----------------------------------------------

           NET INCOME (INCOME FROM UNCONSOLIDATED JOINT VENTURES)                   7,030       6,601       6,880       6,159
                                                                                ==============================================

------------------------------------------------------------------------------------------------------------------------------


  (H)   CONSOLIDATED RESIDENTIAL AND OUTPARCEL SALES AND
        ------------------------------------------------
        COST OF SALES:
        --------------
        RESIDENTIAL LOT AND OUTPARCEL SALES - WHOLLY OWNED:
             TRACT SALES                                                               0           0           0         547
             LOT SALES                                                             4,035         521       2,481       1,542
                                                                                ---------------------------------------------
                  TOTAL RESIDENTIAL AND OUTPARCEL SALES                            4,035         521       2,481       2,089
                                                                                ----------------------------------------------

        RESIDENTIAL LOT AND OUTPARCEL COST OF SALES - WHOLLY-OWNED:
             TRACT COST OF SALES                                                       0           0           0         352
             LOT COST OF SALES                                                     2,970         444       2,414       1,129
                                                                                ---------------------------------------------
                  TOTAL RESIDENTIAL AND OUTPARCEL COST OF SALES                    2,970         444       2,414       1,481
                                                                                ---------------------------------------------

        TRACT SALES INCLUDED IN GAIN ON SALE OF INVESTMENT PROPERTIES                  0           0           0       2,143
                                                                                ---------------------------------------------

           RESIDENTIAL LOT AND OUTPARCEL SALES, NET -WHOLLY OWNED                  1,065          77          67       2,751
                                                                                =============================================

        SUMMARY:
             TRACT SALES NET OF COS - WHOLLY OWNED                                     0           0           0       2,338
             LOT SALES NET OF COS - WHOLLY OWNED                                   1,065          77          67         413
                                                                                ---------------------------------------------
                  TOTAL WHOLLY OWNED SALES, NET                                    1,065          77          67       2,751
                                                                                ---------------------------------------------

        SHARE OF UNCONSOLIDATED JOINT VENTURES:
             TRACT SALES LESS COST OF SALES                                          370          45         254           2
             LOT SALES LESS COST OF SALES                                            659         353         164         105
             OTHER - JOINT VENTURE                                                     1          (1)         (3)          0
                                                                                ---------------------------------------------
                   TRACT AND LOT SALES, NET - SHARE OF JOINT VENTURES              1,030         397         415         107
                                                                                ---------------------------------------------

                  TOTAL RESIDENTIAL/LAND DIVISION                                  2,095         474         482       2,858
                                                                                =============================================

                                                                                   YEAR
                                                                                   ENDED
                                                                                ----------
                                                                                   2002       2003 1st
                                                                                -----------------------
        RECONCILIATIONS
        ---------------
  (G)   SHARE OF INCOME FROM UNCONSOLIDATED JOINT VENTURES:
        ---------------------------------------------------
        RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY
             OPERATING EXPENSES, NET OF CONSOLIDATING ENTRY                       56,340       13,728
        INTEREST EXPENSE                                                         (13,208)      (3,211)
        OTHER, NET                                                                   138          458
        DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS                         (9)          (8)
                                                                                ----------------------
             FUNDS FROM OPERATIONS, EXCLUDING TEMCO                               43,261       10,967

        RESIDENTIAL LOT AND TRACT SALES, NET OF COS                                1,949          513
                                                                                ----------------------

           FUNDS FROM OPERATIONS                                                  45,210       11,480

        DEPRECIATION & AMORTIZATION OF REAL ESTATE                               (18,540)      (4,432)

        IMPAIRMENT LOSS ON DEPRECIABLE PROPERTY - JOINT VENTURE                        0         (551)
                                                                                ----------------------

           NET INCOME (INCOME FROM UNCONSOLIDATED JOINT VENTURES)                  26,670       6,497
                                                                                ======================

------------------------------------------------------------------------------------------------------


  (H)   CONSOLIDATED RESIDENTIAL AND OUTPARCEL SALES AND
        ------------------------------------------------
        COST OF SALES:
        --------------
        RESIDENTIAL LOT AND OUTPARCEL SALES - WHOLLY OWNED:
             TRACT SALES                                                             547            0
             LOT SALES                                                             8,579        3,928
                                                                                ----------------------
                  TOTAL RESIDENTIAL AND OUTPARCEL SALES                            9,126        3,928
                                                                                ----------------------


        RESIDENTIAL LOT AND OUTPARCEL COST OF SALES - WHOLLY-OWNED:
             TRACT COST OF SALES                                                     352            0
             LOT COST OF SALES                                                     6,957        3,231
                                                                                ----------------------
                  TOTAL RESIDENTIAL AND OUTPARCEL COST OF SALES                    7,309        3,231
                                                                                ----------------------

        TRACT SALES INCLUDED IN GAIN ON SALE OF INVESTMENT PROPERTIES              2,143            0
                                                                                ----------------------

           RESIDENTIAL LOT AND OUTPARCEL SALES, NET -WHOLLY OWNED                  3,960          697
                                                                                ======================

        SUMMARY:
             TRACT SALES NET OF COS - WHOLLY OWNED                                 2,338            0
             LOT SALES NET OF COS - WHOLLY OWNED                                   1,622          697
                                                                                ----------------------
                  TOTAL WHOLLY OWNED SALES, NET                                    3,960          697
                                                                                ----------------------

        SHARE OF UNCONSOLIDATED JOINT VENTURES:
             TRACT SALES LESS COST OF SALES                                          671            0
             LOT SALES LESS COST OF SALES                                          1,281          513
             OTHER - JOINT VENTURE                                                    (3)           0
                                                                                ----------------------
                   TRACT AND LOT SALES, NET - SHARE OF JOINT VENTURES               1,949          513
                                                                                -----------------------

                  TOTAL RESIDENTIAL/LAND DIVISION                                   5,909        1,210
                                                                                =======================

                                                                                            YEAR ENDED
                                                                                ----------------------------------
                                                                                  1999        2000        2001
                                                                                ----------------------------------
        RECONCILIATIONS
        ---------------
  (I)   DEPRECIATION AND AMORTIZATION:
        ------------------------------

        REAL ESTATE RELATED:
             CONSOLIDATED                                                        15,247      29,311      39,438
             DISCONTINUED OPERATIONS                                                672       2,375       3,048
                                                                                --------------------------------
                                                                                 15,919      31,686      42,486
             SHARE OF JOINT VENTURES                                             20,076      15,542      16,400
                                                                                --------------------------------
                  TOTAL REAL ESTATE RELATED                                      35,995      47,228      58,886
                                                                                --------------------------------

        NON-REAL ESTATE RELATED:
             CONSOLIDATED                                                           940       1,099       2,166
             DISCONTINUED OPERATIONS                                                  -           -           -
                                                                                --------------------------------
                                                                                    940       1,099       2,166
             SHARE OF JOINT VENTURES                                                137         231          53
                                                                                --------------------------------
                  TOTAL NON-REAL ESTATE RELATED                                   1,077       1,330       2,219
                                                                                --------------------------------

                  TOTAL DEPRECIATION AND AMORTIZATION                            37,072      48,558      61,105
                                                                                ================================

        SUMMARY:
             CONSOLIDATED                                                        16,187      30,410      41,604
             DISCONTINUED OPERATIONS                                                672       2,375       3,048
                                                                                --------------------------------
                                                                                 16,859      32,785      44,652
             SHARE OF JOINT VENTURES                                             20,213      15,773      16,453
                                                                                --------------------------------
                  TOTAL DEPRECIATION AND AMORTIZATION                            37,072      48,558      61,105

             MINORITY INTEREST'S SHARE OF DEPRECIATION AND AMORTIZATION            (335)     (1,164)        (95)
                                                                                -------------------------------
             TOTAL DEPRECIATION & AMORTIZATION,
                  NET OF MINORITY INTERESTS' SHARE                               36,737      47,394      61,010
                                                                                ================================

        SUMMARY BY TYPE:
             REAL ESTATE RELATED:
                  BUILDING (INCLUDING TENANT FIRST GENERATION):
                       CONSOLIDATED                                              14,871      30,402      38,522
                       SHARE OF JOINT VENTURES                                   19,229      14,825      15,656
                                                                                --------------------------------
                                                                                 34,100      45,227      54,178
                                                                                --------------------------------

                  TENANT SECOND GENERATION:
                       CONSOLIDATED                                               1,048       1,284       3,964
                       SHARE OF JOINT VENTURES                                      847         717         744
                                                                                --------------------------------
                                                                                  1,895       2,001       4,708
                                                                                --------------------------------

                       TOTAL REAL ESTATE RELATED                                 35,995      47,228      58,886
                                                                                --------------------------------

             NON-REAL ESTATE RELATED:
                  FURNITURE, FIXTURES AND EQUIPMENT:
                       CONSOLIDATED                                                 640         799       1,485
                       SHARE OF JOINT VENTURES                                      101         231          53
                                                                                --------------------------------
                                                                                    741       1,030       1,538
                                                                                --------------------------------

                  GOODWILL & SPECIFICALLY IDENTIFIABLE INTANGIBLE ASSETS
                       CONSOLIDATED                                                 300         300         681
                       SHARE OF JOINT VENTURES                                       36           0           0
                                                                                --------------------------------
                                                                                    336         300         681
                                                                                --------------------------------

                       TOTAL NON-REAL ESTATE RELATED                              1,077       1,330       2,219
                                                                                --------------------------------

             TOTAL DEPRECIATION & AMORTIZATION                                   37,072      48,558      61,105
                                                                                ================================


                                                                                  2002 1st    2002 2nd    2002 3rd    2002 4th
                                                                                -----------------------------------------------
        RECONCILIATIONS
        ---------------
  (I)   DEPRECIATION AND AMORTIZATION:
        ------------------------------

        REAL ESTATE RELATED:
             CONSOLIDATED                                                          10,628      11,949      14,204      12,000
             DISCONTINUED OPERATIONS                                                  864         865         921         808
                                                                                ----------------------------------------------
                                                                                   11,492      12,814      15,125      12,808
             SHARE OF JOINT VENTURES                                                4,274       4,559       4,490       5,217
                                                                                ----------------------------------------------
                  TOTAL REAL ESTATE RELATED                                        15,766      17,373      19,615      18,025
                                                                                ----------------------------------------------

        NON-REAL ESTATE RELATED:
             CONSOLIDATED                                                             528         532         546         542
             DISCONTINUED OPERATIONS                                                    -           -           -           -
                                                                                ----------------------------------------------
                                                                                      528         532         546         542
             SHARE OF JOINT VENTURES                                                    3           2           2           2
                                                                                ----------------------------------------------
                  TOTAL NON-REAL ESTATE RELATED                                       531         534         548         544
                                                                                ----------------------------------------------

                  TOTAL DEPRECIATION AND AMORTIZATION                              16,297      17,907      20,163      18,569
                                                                                ==============================================

        SUMMARY:
             CONSOLIDATED                                                          11,156      12,481      14,750      12,542
             DISCONTINUED OPERATIONS                                                  864         865         921         808
                                                                                ----------------------------------------------
                                                                                   12,020      13,346      15,671      13,350
             SHARE OF JOINT VENTURES                                                4,277       4,561       4,492       5,219
                                                                                ----------------------------------------------
                  TOTAL DEPRECIATION AND AMORTIZATION                              16,297      17,907      20,163      18,569

             MINORITY INTEREST'S SHARE OF DEPRECIATION AND AMORTIZATION                 -           -           -           -
                                                                                ----------------------------------------------
             TOTAL DEPRECIATION & AMORTIZATION,
                  NET OF MINORITY INTERESTS' SHARE                                 16,297      17,907      20,163      18,569
                                                                                ==============================================

        SUMMARY BY TYPE:
             REAL ESTATE RELATED:
                  BUILDING (INCLUDING TENANT FIRST GENERATION):
                       CONSOLIDATED                                                10,732      12,463      14,522      12,196
                       SHARE OF JOINT VENTURES                                      4,084       4,372       4,275       5,031
                                                                                ----------------------------------------------
                                                                                   14,816      16,835      18,797      17,227
                                                                                ----------------------------------------------

                  TENANT SECOND GENERATION:
                       CONSOLIDATED                                                   760         351         603         612
                       SHARE OF JOINT VENTURES                                        190         187         215         186
                                                                                ----------------------------------------------
                                                                                      950         538         818         798
                                                                                ----------------------------------------------

                       TOTAL REAL ESTATE RELATED                                   15,766      17,373      19,615      18,025
                                                                                ----------------------------------------------

             NON-REAL ESTATE RELATED:
                  FURNITURE, FIXTURES AND EQUIPMENT:
                       CONSOLIDATED                                                   522         526         539         535
                       SHARE OF JOINT VENTURES                                          3           2           2           2
                                                                                ----------------------------------------------
                                                                                      525         528         541         537
                                                                                ----------------------------------------------

                  GOODWILL & SPECIFICALLY IDENTIFIABLE INTANGIBLE ASSETS
                       CONSOLIDATED                                                     6           6           7           7
                       SHARE OF JOINT VENTURES                                          0           0           0           0
                                                                                ----------------------------------------------
                                                                                        6           6           7           7
                                                                                ----------------------------------------------

                       TOTAL NON-REAL ESTATE RELATED                                  531         534         548         544
                                                                                ----------------------------------------------

             TOTAL DEPRECIATION & AMORTIZATION                                     16,297      17,907      20,163      18,569
                                                                                ==============================================

                                                                                   YEAR
                                                                                   ENDED
                                                                                ----------
                                                                                   2002        2003 1st
                                                                                ------------------------
        RECONCILIATIONS
        ---------------
  (I)   DEPRECIATION AND AMORTIZATION:
        ------------------------------

        REAL ESTATE RELATED:
             CONSOLIDATED                                                          48,781       14,829
             DISCONTINUED OPERATIONS                                                3,458          676
                                                                                -----------------------
                                                                                   52,239       15,505
             SHARE OF JOINT VENTURES                                               18,540        4,432
                                                                                -----------------------
                  TOTAL REAL ESTATE RELATED                                        70,779       19,937
                                                                                -----------------------

        NON-REAL ESTATE RELATED:
             CONSOLIDATED                                                           2,148          571
             DISCONTINUED OPERATIONS                                                    -           -
                                                                                -----------------------
                                                                                    2,148          571
             SHARE OF JOINT VENTURES                                                    9            8
                                                                                -----------------------
                  TOTAL NON-REAL ESTATE RELATED                                     2,157          579
                                                                                -----------------------

                  TOTAL DEPRECIATION AND AMORTIZATION                              72,936       20,516
                                                                                =======================

        SUMMARY:
             CONSOLIDATED                                                          50,929       15,400
             DISCONTINUED OPERATIONS                                                3,458          676
                                                                                -----------------------
                                                                                   54,387       16,076
             SHARE OF JOINT VENTURES                                               18,549        4,440
                                                                                -----------------------
                  TOTAL DEPRECIATION AND AMORTIZATION                              72,936       20,516

             MINORITY INTEREST'S SHARE OF DEPRECIATION AND AMORTIZATION                 -            -
                                                                                -----------------------
             TOTAL DEPRECIATION & AMORTIZATION,
                  NET OF MINORITY INTERESTS' SHARE                                 72,936       20,516
                                                                                =======================

        SUMMARY BY TYPE:
             REAL ESTATE RELATED:
                  BUILDING (INCLUDING TENANT FIRST GENERATION):
                       CONSOLIDATED                                                49,913       14,904
                       SHARE OF JOINT VENTURES                                     17,762        4,182
                                                                                -----------------------
                                                                                   67,675       19,086
                                                                                -----------------------

                  TENANT SECOND GENERATION:
                       CONSOLIDATED                                                 2,326          601
                       SHARE OF JOINT VENTURES                                        778          250
                                                                                ------------------------
                                                                                    3,104          851
                                                                                ------------------------

                       TOTAL REAL ESTATE RELATED                                   70,779       19,937
                                                                                -----------------------

             NON-REAL ESTATE RELATED:
                  FURNITURE, FIXTURES AND EQUIPMENT:
                       CONSOLIDATED                                                 2,122          565
                       SHARE OF JOINT VENTURES                                          9            8
                                                                                -----------------------
                                                                                    2,131          573
                                                                                -----------------------

                  GOODWILL & SPECIFICALLY IDENTIFIABLE INTANGIBLE ASSETS
                       CONSOLIDATED                                                    26            6
                       SHARE OF JOINT VENTURES                                          0            0
                                                                                -----------------------
                                                                                       26            6
                                                                                -----------------------

                       TOTAL NON-REAL ESTATE RELATED                                2,157          579
                                                                                -----------------------

             TOTAL DEPRECIATION & AMORTIZATION                                     72,936       20,516
                                                                                =======================

FOOTNOTES
---------

(1)  See  corresponding   reconciliations  (identified   with   capital  letters
     preceding the item descriptions).

(2) Cousins' share of Joint Venture Income has been adjusted in certain instances for elimination of intercompany activities and depreciation on Cousins' investment in joint ventures.

(3) The Company recognizes a preferred return on its equity in Gateway Village. See Note 5 to "Notes to Consolidated Financial Statements" included in the Company's Annual Report on Form 10-K for the year ended December 31, 2002.

(4) The Charlotte Gateway Village debt is fully secured by the underlying property and non-recourse to the borrower and is fully amortized by rental payments under a long-term lease to Bank of America. The Gateway debt is also excluded from debt and coverage ratios for purposes of the bank covenants pertaining to the Company's credit facility.

                         COUSINS PROPERTIES INCORPORATED

                    DISCUSSION OF NON-GAAP FINANCIAL MEASURES



     The Company uses non-GAAP financial measures in its filings and other public disclosures. These non-GAAP financial measures are defined below. For oral presentations, reconciliations to the most directly comparable GAAP measure may be accessed through the "Quarterly Press Release and Supplemental Information" link and the "Supplemental SEC Information" link on the Investor Relations page of the Company's Web site, www.cousinsproperties.com.

     The following is a list of non-GAAP financial measures that the Company commonly uses and a description for each measure of (1) the reasons that management believes the measure is useful to investors, and (2) if material, any additional uses of the measure by management of the Company.

     "Funds From Operations" ("FFO") is a supplemental operating performance measure used in the real estate industry. Effective January 1, 2003, the Company adopted the National Association of Real Estate Investment Trusts' ("NAREIT") definition of FFO, which is net income (computed in accordance with accounting principles generally accepted in the United States ("GAAP")), excluding extraordinary items, cumulative effect of change in accounting principle and gains or losses from sales of depreciable property, plus depreciation and amortization or impairment of real estate assets, and after adjustments for unconsolidated partnerships and joint ventures. Adjustments for unconsolidated partnerships and joint ventures are calculated to reflect FFO on the same basis.

     FFO is used by industry analysts and investors as a supplemental measure of an equity REIT's operating performance. Historical cost accounting for real estate assets implicitly assumes that the value of real estate assets diminishes predictably over time. Since real estate values instead have historically risen or fallen with market conditions, many industry investors and analysts have considered presentation of operating results for real estate companies that use historical cost accounting to be insufficient by themselves. Thus, NAREIT created FFO as a supplemental measure of REIT operating performance that excludes historical cost depreciation, among other items, from GAAP net income. The use of FFO, combined with the required primary GAAP presentations, has been fundamentally beneficial, improving the understanding of operating results of REITs among the investing public and making comparisons of REIT operating results more meaningful. Company management evaluates the operating performance of its reportable segments and of its divisions based on FFO. Additionally, the Company uses FFO and FFO per share, along with other measures, to assess performance in connection with evaluating and granting incentive compensation to its officers and employees.

          "Rental Property Revenues Less Rental Property Operating Expenses" is used by industry analysts, investors and Company management to measure operating performance of the Company's properties. Like FFO, Rental Property Revenues Less Rental Property Operating Expenses excludes certain components from Net Income in order to provide results that are more closely related to a property's results of operations. Certain items, such as interest expense, while included in FFO and Net Income, do not affect the operating performance of a real estate asset and are often incurred at the corporate level as opposed to the property level. As a result, management uses only those income and expense items that are incurred at the property level to evaluate a property's performance. Depreciation and amortization are also excluded from this item for the reasons described under FFO above. Additionally, appraisals of real estate are based on the value of an income stream before interest and depreciation.

          "2nd Generation Tenant Improvements and Leasing Costs and Building Capital Expenditures" is used in the valuation and analysis of real estate. Because the Company develops and acquires properties, in addition to operating existing properties, its property acquisition and development expenditures included in the Statements of Cash Flows includes both initial costs associated with developing and acquiring investment assets and those expenditures necessary for operating and maintaining existing properties at historical performance levels. The latter costs are referred to as second generation costs and are useful in evaluating the economic performance of the asset and in valuing the asset. Accordingly, the Company discloses the portion of its property acquisition and development expenditures that pertain to second generation space in its operating properties.

          "Adjusted Debt" is defined as the Company's debt and the Company's pro rata share of unconsolidated joint venture debt, excluding debt related to Charlotte Gateway Village, L.L.C. ("Gateway"). The Company excludes Gateway debt as it is fully secured by the underlying property and non-recourse to the borrower and is fully amortized by rental payments under a long-term lease to Bank of America. The Gateway debt is also excluded from debt and coverage ratios for purposes of the bank covenants pertaining to the Company's credit facility. This measure is useful as a measure of the Company's ability to meet its debt obligations and to raise additional debt.

          "Interest Expense Coverage Ratio" is defined as the ratio of FFO plus consolidated interest expense ("Consolidated FFO Before Interest") divided by consolidated interest expense. Consolidated interest expense is the sum of the Company's interest expense plus its share of interest expense for unconsolidated joint ventures. The Company's share of interest expense for Gateway has been excluded in accordance with the discussion under "Adjusted Debt" above. This measure is useful as a measure of the Company's ability to meet its debt obligations and to raise additional debt.

          "Fixed Charge Coverage Ratio" is defined as Consolidated FFO Before Interest Expense divided by fixed charges. Fixed charges is the sum of interest expense, principal amortization under mortgage notes payable and ground lease rental payments. Fixed charges include the Company's share of fixed charges for unconsolidated joint ventures, with Gateway expenses excluded, as discussed above. This measure is useful as a measure of the Company's ability to meet its debt obligations and to raise additional debt.

                        Cousins Properties Incorporated
                            DEVELOPMENT PIPELINE (1)
                              As of March 31, 2003

                                 Leased
                                 GLA (%)                            Approximate    Cousins'      Cousins'      Projected Dates
                       Total     (fully     Venture    Cousins'     Total Cost     Share of     Investment    for Completion and
      Project           GLA     executed)   Partner   Owenrship %     (000s)      Total Costs   @ 3/31/03     Fully Operational
      -------          -----    ---------   -------   -----------   -----------   -----------   ---------     -----------------

Office

Congress at Fourth    525,000      46%        N/A        100%        $141,500      $141,500      $69,930      const. - 4Q-03
(Austin, TX)                                                                                                fully operational 1Q-05

                      -------                                        ------------------------------------
  SUBTOTAL            525,000                                         141,500       141,500       69,930
                      -------                                        ------------------------------------


Retail

The Avenue West Cobb  206,000      36%        N/A        100%          38,200        38,200       10,601      const. - 4Q-03
(Atlanta, GA)                                                                                               fully operational 2Q-04

The Shops of Lake
Tuscaloosa             70,000      63%        N/A        100%           8,900         8,900        2,560      const. - 4Q-03
(Tuscaloosa, AL)                                                                                            fully operational 1Q-05

                      -------                                        ------------------------------------
  SUBTOTAL            276,000                                          47,100        47,100       13,161
                      -------                                        ------------------------------------

  TOTAL               801,000                                        $188,600      $188,600      $83,091
                      =======                                        ====================================


(1) This Development Pipeline schedule includes all projects currently under construction from the commencement of construction until the projects become fully operational pursuant to accounting principles generally accepted in the United States ("GAAP"). Costs are estimated costs upon completion and achievement of fully operational status. Significant estimates are required to derive these costs and the final costs may differ from these estimates. The projected dates for completion and fully operational status shown are estimates and are subject to change as the projects proceed through the development process.


NOTE: Certain matters contained in this schedule are forward-looking statements within the meaning of the federal securities laws and are subject to uncertainties and risks including, but not limited to, general economic conditions, local real estate conditions, interest rates, the Company's ability to obtain favorable financing, and other risks detailed from time to time in the Company's filings with the Securities and Exchange Commission, including the Form 8-K filed on March 9, 2001. The words "believes," "expects," "estimates" and similar expressions are intended to identify forward-looking statements. Such forward-looking statements are based on current expectations and speak only as of the date of such statements. The Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of future events, new information or otherwise.

            COUSINS PROPERTIES INCORPORATED AND CONSOLIDATED ENTITIES
                           CONSOLIDATED BALANCE SHEETS
              ($ in thousands, except share and per share amounts)

                                                        March 31,   December 31,
                                                          2003         2002
                                                       -----------  ------------
                                                       (Unaudited)
ASSETS
------
PROPERTIES:
   Operating properties, net of accumulated
     depreciation of $161,736 as of March 31, 2003
     and $145,920 as of December 31, 2002              $  783,323    $  690,952
   Operating properties held for sale, net of
     accumulated depreciation of $9,857 as of
     March 31, 2003 and $9,180 as of December 31, 2002     65,701        66,377
   Land held for investment or future development          16,653        16,632
   Projects under construction                             83,091       171,135
   Residential lots under development                      19,052        20,100
                                                       ----------    ----------
     Total properties                                     967,820       965,196

CASH AND CASH EQUIVALENTS, at cost which
  approximates market                                      11,456         9,471

NOTES AND OTHER RECEIVABLES                                60,332        50,607

INVESTMENT IN UNCONSOLIDATED JOINT VENTURES               186,808       185,516

OTHER ASSETS, including goodwill of $15,696
  in 2003 and $15,612 in 2002                              41,622        37,287
                                                       ----------    ----------

       TOTAL ASSETS                                    $1,268,038    $1,248,077
                                                       ==========    ==========

LIABILITIES AND STOCKHOLDERS' INVESTMENT
----------------------------------------

NOTES PAYABLE                                          $  686,011    $  669,792

ACCOUNTS PAYABLE AND ACCRUED LIABILITIES                   31,506        35,445

DEPOSITS AND DEFERRED INCOME                                4,232         3,429
                                                       ----------    ----------
       TOTAL LIABILITIES                                  721,749       708,666
                                                       ----------    ----------
MINORITY INTERESTS                                         26,695        26,959
                                                       ----------    ----------
DEFERRED GAIN                                             102,631       103,568
                                                       ----------    ----------

COMMITMENTS AND CONTINGENT LIABILITIES

STOCKHOLDERS' INVESTMENT:
   Common stock, $1 par value, authorized
     150,000,000 shares; issued 51,034,210
     shares at March 31, 2003 and 50,843,835
     shares at December 31, 2002                           51,034        50,844
   Additional paid-in capital                             291,553       288,172
   Treasury stock at cost, 2,691,582 shares in 2003
     and 2,457,482 shares in 2002                         (64,894)      (59,356)
   Unearned compensation                                   (2,361)       (2,647)
   Cumulative undistributed net income                    141,631       131,871
                                                       ----------    ----------
       TOTAL STOCKHOLDERS' INVESTMENT                     416,963       408,884
                                                       ----------    ----------
       TOTAL LIABILITIES AND STOCKHOLDERS' INVESTMENT  $1,268,038    $1,248,077
                                                       ==========    ==========

                         Cousins Properties Incorporated
                                PORTFOLIO LISTING
                   BY PROPERTY TYPE & GEOGRAPHIC CONCENTRATION
                              As of March 31, 2003
                                                                                                                Percent
                                                                                                                Leased
                                                                                                           (Fully Executed)
                                                                                       Company's           ----------------
                                            Metropolitan               Rentable        Ownership     Prior Quarter  Current Quarter
      Property Description                      Area        State     Square Feet      Interest        (12/31/02)      (3/31/03)
--------------------------------------      ------------    -----     -----------      ---------     ------------------------------
 I.   OFFICE
      A. Commercial Office
      Bank of America Plaza                    Atlanta                1,261,000         50.00%          100%            100%
      One Ninety One Peachtree Tower           Atlanta                1,215,000          9.80%           97%             97%
      Inforum                                  Atlanta                  990,000        100.00%           96%             94%
      3200 Windy Hill Road                     Atlanta                  687,000         50.00%           95%             95%
      2300 Windy Ridge Parkway                 Atlanta                  635,000         50.00%           88%             86%
      The Pinnacle                             Atlanta                  424,000         50.00%           98%             97%
      One Georgia Center                       Atlanta                  363,000         88.50%           78%             77%
      1155 Perimeter Center West               Atlanta                  362,000         50.00%           99%             99%
      2500 Windy Ridge Parkway                 Atlanta                  315,000         50.00%           89%             89%
      Two Live Oak Center                      Atlanta                  279,000         50.00%           80%             79%
      4200 Wildwood Parkway                    Atlanta                  260,000         50.00%          100%            100%
      Ten Peachtree Place                      Atlanta                  260,000         50.00%          100%            100%
      4300 Wildwood Parkway                    Atlanta                  150,000         50.00%          100%            100%
      4100 Wildwood Parkway                    Atlanta                  100,000         50.00%          100%            100%
      3100 Windy Hill Road                     Atlanta                  188,000        100.00%          100%            100%
      555 North Point Center East              Atlanta                  152,000        100.00%           91%             91%
      615 Peachtree Street                     Atlanta                  148,000        100.00%           91%             88%
      200 North Point Center East              Atlanta                  130,000         11.50%           47%             37%
      333 North Point Center East              Atlanta                  129,000        100.00%           93%             85%
      100 North Point Center East              Atlanta                  128,000         11.50%           70%             69%
      3301 Windy Ridge Parkway                 Atlanta                  107,000        100.00%          100%            100%
                                                                    -----------
                                                            Georgia   8,283,000
                                                                    -----------
      Lakeshore Park Plaza                    Birmingham                190,000        100.00%           82%             81%  (a)
      Grandview II                            Birmingham                149,000         11.50%          100%            100%
      600 University Park Place               Birmingham                123,000        100.00%           95%             95%  (a)
                                                                    -----------
                                                            Alabama     462,000
                                                                    -----------
      Gateway Village                         Charlotte               1,065,000         50.00%          100%            100%
      101 Independence Center                 Charlotte                 526,000        100.00%           98%             99%
      First Union Tower                       Greensboro                323,000         11.50%           66%             65%
                                                                    -----------
                                                      North Carolina  1,914,000
                                                                    -----------
      Congress at Fourth                       Austin                   525,000        100.00%           33%             46%  (b)
      Austin Research Park - Building III      Austin                   174,000         50.00%          100%            100%
      Austin Research Park - Building IV       Austin                   184,000         50.00%          100%            100%
      The Points at Waterview                  Dallas                   201,000        100.00%           82%             85%
                                                                    -----------
                                                             Texas    1,084,000
                                                                    -----------
      John Marshall-II                      Washington, D.C.            224,000         50.00%          100%            100%
      333 John Carlyle                      Washington, D.C.            153,000        100.00%           96%             96%
      1900 Duke Street                      Washington, D.C.             97,000        100.00%          100%            100%
                                                                    -----------
                                                     Washington D.C.    474,000
                                                                    -----------
      101 Second Street                     San Francisco               387,000        100.00%           83%             83%  (a)
      55 Second Street                      San Francisco               379,000        100.00%           92%             51%  (a)
      AT&T Wireless Services Headquarters    Los Angeles                222,000        100.00%          100%            100%
      Cerritos Corporate Center - Phase II   Los Angeles                105,000        100.00%          100%            100%
                                                                     ----------
                                                          California  1,093,000
                                                                     ----------
                 Total Commercial Office                             13,310,000                          94%             91%  (c)
                                                                     ==========                         ====            ====
      B. Medical Office
      Emory Crawford Long Medical Office Tower Atlanta                  358,000        50.00%            85%             85%
      Northside/Alpharetta II                  Atlanta                  198,000       100.00%            79%             74%
      Meridian Mark Plaza                      Atlanta                  161,000       100.00%           100%            100%
      Northside/Alpharetta I                   Atlanta                  103,000       100.00%            93%             97%
      AtheroGenics                             Atlanta                   50,000       100.00%           100%            100%
                                                                     ----------
                                                            Georgia     870,000
                                                                     ----------
      Presbyterian Medical Plaza at            Charlotte  North
       University                                         Carolina       69,000        11.50%           100%            100%
                                                                     ----------
                    Total Medical Office                                939,000                          89%             88%  (c)
                                                                     ==========                         ====            ====
                            TOTAL OFFICE                             14,249,000                          94%             91%  (c)
                                                                     ==========                         ====            ====
                                                                                                                     Page 1 of 2

 II. RETAIL
     North Point MarketCenter                  Atlanta                  401,000        11.50%           100%            100%
     Presidential MarketCenter                 Atlanta                  374,000       100.00%           100%            100%
     The Avenue East Cobb                      Atlanta                  225,000       100.00%           100%             99%
     The Avenue West Cobb                      Atlanta                  206,000       100.00%            28%             36%  (b)
     Perimeter Expo                            Atlanta                  176,000       100.00%            92%            100%
     The Avenue Peachtree City                 Atlanta                  169,000        88.50%            98%            100%  (d)
     Mansell Crossing Phase II                 Atlanta                  103,000        11.50%           100%            100%
                                                                    -----------
                                                            Georgia   1,654,000
                                                                    -----------
     Mira Mesa MarketCenter                   San Diego                 480,000        88.50%           100%            100%
     The Avenue of the Peninsula              Rolling Hills Estates     375,000       100.00%            91%             88%
     Los Altos MarketCenter                   Long Beach                157,000        11.50%           100%            100%
                                                                     ----------
                                                         California   1,012,000
                                                                     ----------
     The Shops at World Golf Village          St. Augustine   Florida    80,000        50.00%            74%             74%
     The Shops of Lake Tuscaloosa             Tuscaloosa    Alabama      70,000       100.00%            63%             63%  (b)
     Greenbrier MarketCenter                  Chesapeake    Virginia    493,000        11.50%           100%            100%
                                                                     ----------
                           Total Retail                               3,309,000                          96%             97%  (c)
                                                                     ==========                         ====            ====

                         TOTAL PORTFOLIO                             17,558,000                         94%             92%  (c)
                                                                     ==========                         ====            ====

                                                                                                    % of
                                                                      Total         Weighted      Weighted
                                                                    Rentable        Rentable      Rentable
                                                                   Square Feet    Square Feet    Square Feet
                                                                   -----------    -----------    -----------
                                    SUMMARY BY TYPE
                                    ---------------
                                       Commercial Office             13,310,000      8,336,000       75%
                                       Medical Office                   939,000        699,000        6%
                                                                     ----------     ----------      ----
                                             Subtotal                14,249,000      9,035,000       81%
                                       Retail                         3,309,000      2,173,000       19%
                                                                     ----------     ----------      ----
                                                Total                17,558,000     11,208,000      100%
                                                                     ==========     ==========      ====
                                    SUMMARY BY STATE
                                    ----------------
                                       Georgia                       10,807,000      6,430,000       57%
                                       California                     2,105,000      1,911,000       17%
                                       North Carolina                 1,983,000      1,103,000       10%
                                       Texas                          1,084,000        905,000        8%
                                       Alabama                          532,000        400,000        4%
                                       Washington D.C.                  474,000        362,000        3%
                                       Virginia                         493,000         57,000        1%
                                       Florida                           80,000         40,000        0%
                                                                     ----------     ----------      ----
                                                 Total               17,558,000     11,208,000      100%
                                                                      ==========     ==========     ====
(a) This project is owned through joint ventures with third parties, and a portion of the upside is shared with the other venturer.
(b) Under construction and/or in lease-up.
(c) Total leased percentage (weighted by ownership) of completed projects excluding projects under construction and/or in lease-up and One Ninety One Peachtree Tower, as it is less than 10% owned by the Company.
(d) This property is subject to a contractual participation in which a portion of the upside is shared with a third party.
                                                                                                                     Page 2 of 2

                         Cousins Properties Incorporated
                             TOP 25 LARGEST TENANTS
                              BASED ON SQUARE FEET
                              As of March 31, 2003

                                                   Percentage of      Average
                                                  Total Portfolio    Remaining
                                                  at the Company's   Lease Term
       Tenant (1)                                   Share (2)         (years)
       ---------------------------------          -----------------------------
    1. Bank of America                                 11.0%             9.9
    2. IBM                                              4.2%             3.9
    3. AT&T Wireless Services                           3.1%            10.4
    4. BellSouth                                        2.7%             6.5
    5. Mirant Corporation                               1.7%            12.2
    6. Charles Schwab & Co., Inc.                       1.7%             8.9
    7. Northside Hospital                               1.7%            10.8
    8. General Electric Company                         1.6%             9.1
    9. Thelen, Reid & Priest LLP                        1.3%             9.0
   10. Paul Hastings                                    1.3%            12.0
   11. Ernst & Young U.S. LLP                           1.2%             3.6
   12. Georgia Lottery Corporation                      1.2%            10.3
   13. Georgia Pacific Corporation                      1.2%             9.8
   14. A.T. Kearney, Inc.                               1.1%             6.1
   15. Home Depot                                       1.1%            16.9
   16. AGL Services Company                             1.1%            10.0
   17. The Gap Inc.                                     1.1%             3.6
   18. Troutman Sanders LLP                             1.1%             4.2
   19. Booz-Allen Hamilton                              1.1%             7.8
   20. Infinity Insurance Company                       1.1%             1.8
   21. Internap Network Services                        1.1%            17.1
   22. Indus International, Inc.                        1.0%             9.0
   23. Regus Business Centre, Corp.                     1.0%             7.8
   24. Lockwood Greene Engineers                        0.9%             4.0
   25. Coca-Cola Enterprises Inc.                       0.9%            15.6
       Total leased square feet of Top 25
          Largest Tenants                              46.5%             8.8


(1)  In some cases, the actual tenant may be an affiliate of the company shown.

(2) Percentages are based on square footage amounts of completed projects only. One Ninety One Peachtree Tower is excluded, as it is less than 10% owned by the Company.

                         Cousins Properties Incorporated
           INVENTORY OF LAND HELD FOR INVESTMENT OR FUTURE DEVELOPMENT
                          (excluding Building Pads (1))
                             As of March 31, 2003
                                                                                                    Company's
                                                              Developable       Joint Venture       Ownership
Description, Location and Zoned Use                          Land Area (2)          Partner         Interest
-----------------------------------                          -------------      -------------       ---------
Wildwood Office Park
  Suburban Atlanta, Georgia
    Office and Commercial                                         96                 N/A               100%
    Office and Commercial                                         34                 IBM                50%

North Point Land
  (Georgia Highway 400 & Haynes Bridge Road) (3)
  Suburban Atlanta, Georgia
    Office and Commercial-East Side                               13                 N/A               100%
    Office and Commercial-West Side (4)                          217                 N/A               100%

Ridenour
  West Cobb County
  Suburban Atlanta, GA
    Office and Commercial                                          8                  N/A              100%

Salem Road Station
  Suburban Atlanta, Georgia
    Retail Outparcel                                               2                  N/A              100%

Temco Associates
  Paulding County
  Suburban Atlanta, Georgia                                                     Temple-Inland
    Residential and Commercial                               See Note (5)         Inc. (6)              50%

(1) The following properties include adjacent building pads, the basis of which is included in the basis of each of these operating properties in the Company's consolidated financial statements or the applicable joint venture's financial statements:

           101 Independence Center (535,000 square foot office building) One Georgia Center (350,000 square foot office building)
           Ten Peachtree Place (400,000 square foot office building or a
             350-unit apartment complex)
           The Points at Waterview (60,000 square foot office building) Austin Research Park (175,000 square foot office building)

(2)  In acres, based upon managements current estimates.

(3)  The North Point  property is located both east and west of Georgia  Highway
     400. Development had been mainly concentrated on the land located east of Georgia Highway 400, until July 1998 when the Company commenced construction of the first building, AtheroGenics, on the west side. The land located east of Georgia Highway 400 surrounds North Point Mall, a 1.3 million square foot regional mall on a 100 acre site which the Company sold in 1988.

(4) The Company has requested that this land be rezoned to mixed use to include residential as well as office and commercial.

(5) Temco Associates has an option through March 2006, with no carrying costs, to acquire the fee simple interest in approximately 7,500 acres in Paulding County, Georgia (northwest of Atlanta, Georgia). (This acreage does not include amounts shown in the table below.) The partnership also has an option to acquire interests in a timber rights only lease covering approximately 22,000 acres. This option also expires in March 2006, with the underlying lease expiring in 2025. The options may be exercised in whole or in part over the option period, and the option price of the fee simple land was $1,107 per acre at January 1, 2003, escalating at 6% on January 1 of each succeeding year during the term of the option. The following is a detail of prior acreage activity:

                                                     Year Ended  December 31,
                                                     ------------------------
                                                      2002     2001     2000
                                                      ----     ----     ----

      Acres purchased and simultaneously sold          607      359      461
      Acres purchased and held under option for
        third parties                                   78      128        -
      Acres purchased by Temco for residential
        developments                                   910        -      260
      Acres purchased for sale or future
        development                                      -        -       13
        Total option acres exercised                 -----      ---      ---
                                                     1,595      487      734
                                                     =====      ===      ===

(6)  Joint venture partner is an affiliate of the entity shown.

                         Cousins Properties Incorporated
                 INVENTORY OF RESIDENTIAL LOTS UNDER DEVELOPMENT
                              As of March 31, 2003

                                    Total Lots      Estimated Total      Developed   Lots Sold    Lots Sold   Total   Remaining
                                  Expected to Be      Lots on Land        Lots in    in Current    Year to     Lots   Lots to be
Description                       Developed (1)    Currently Owned (2)   Inventory    Quarter       Date       Sold     Sold
-----------                       -------------    -------------------   ---------   ----------   ---------   -----   ----------


Cousins Real Estate Corporation (100% owned)
--------------------------------------------

Longleaf at Callaway
  Harris County
  Pine Mountain, GA                     138                 138               0            0           0          0       138

River's Call
  East Cobb County
  Suburban Atlanta, GA                  107                 107              16            2           2         12        95

The Lakes at Cedar Grove
  Fulton County
  Suburban Atlanta, GA                  906                 906              55           74          74        209       697
                                      -----               -----             ---          ---         ---      -----     -----
            Total 100% owned          1,151               1,151              71           76          76        221       930
                                      -----               -----             ---          ---         ---      -----     -----

Temco Associates (50% owned) (3)
--------------------------------
Bentwater
  Paulding County
  Suburban Atlanta, GA                1,660               1,660             214          119         119        966       694

The Georgian
  Paulding County
  Suburban Atlanta, GA                1,386               1,386               0            0           0          0     1,386
                                      -----               -----             ---          ---         ---      -----     -----
            Total Temco lots          3,046               3,046             214          119         119        966     2,080
                                      -----               -----             ---          ---         ---      -----     -----
            Total Lots                4,197               4,197             285          195         195      1,187     3,010
                                      =====               =====             ===          ===         ===      =====     =====


(1) This estimate represents the total development capacity for a development on both owned land and land expected to be purchased for further development. The numbers shown include lots currently developed or to be developed over time that are based on management's current estimates.

(2)  Includes lots sold to date from inception of development.

(3) Bentwater and The Georgian are owned by Temco Associates. Cousins Real Estate Corporation owns 50% of Temco Associates. See the Company's Annual Report on Form 10-K for the year ended December 31, 2002 for a description of Temco Associates.

                         Cousins Properties Incorporated
                              SQUARE FEET EXPIRING
                              As of March 31, 2003



OFFICE
------

As of March 31, 2003, the Company's office portfolio included thirty-six commercial office buildings, excluding all buildings currently under construction and/or in lease-up and One Ninety One Peachtree Tower, as it is less than 10% owned by the Company. The weighted average remaining lease term of these office buildings was approximately 8 years as of March 31, 2003. Most of the Company's leases in these buildings provide for pass through of operating expenses and contractual rents which escalate over time. The leases expire as follows:



                               2003       2004        2005       2006         2007        2008       2009        2010      2011
                               ----       ----        ----       ----         ----        ----       ----        ----      ----
Consolidated:
-------------
Square Feet Expiring (1)       96,600    159,495     330,557    366,997     133,533     393,585    554,319     266,561    225,779
% of Leased Space                  3%         4%          9%        10%          4%         11%        15%          7%         6%
Annual Contractual
  Rent (000's) (3)             $1,473     $2,782      $5,672     $5,639      $2,202      $8,131     $9,685      $7,497     $5,567
Annual Contractual
   Rent/Sq. Ft. (3)            $15.25     $17.44      $17.16     $15.37      $16.49      $20.66     $17.47      $28.12     $24.66


Joint Venture:
--------------
Square Feet Expiring (1)      193,527    400,734     429,605    610,697     698,753     205,439    431,284     225,191    244,171
% of Leased Space                  3%         6%          6%         9%         10%          3%         6%         3 %         4%
Annual Contractual
   Rent (000's) (3)            $3,015     $5,478      $7,296    $10,953     $16,878      $3,403     $9,694      $5,073     $4,868
Annual Contractual
    Rent/Sq. Ft. (3)           $15.58     $13.67      $16.98     $17.94      $24.16      $16.56     $22.48      $22.53     $19.94


Total (including Company's share of Joint Venture Properties):
--------------------------------------------------------------
Square Feet Expiring (1)      197,388    420,209     508,979    651,241     460,280     481,503    764,683     327,958    351,319
% of Leased Space                  3%         6%          7%         9%          7%          7%        11%          5%         5%
Annual Contractual
   Rent (000's) (3)            $3,042     $5,870      $8,680    $10,712     $10,211      $9,593    $14,439      $9,030     $8,003
Annual Contractual
   Rent/Sq. Ft. (3)            $15.41     $13.97      $17.05     $16.45      $22.18      $19.92     $18.88      $27.53     $22.78

                                      2012
                                       &
                                   Thereafter     Total
                                   ----------     -----
Consolidated:
-------------
Square Feet Expiring (1)           1,119,557    3,646,983 (2)
% of Leased Space                        31%         100%
Annual Contractual
  Rent (000's) (3)                   $32,133      $80,781
Annual Contractual
   Rent/Sq. Ft. (3)                   $28.70       $22.15


Joint Venture:
--------------
Square Feet Expiring (1)           3,483,400    6,922,801 (4)
% of Leased Space                        50%         100%
Annual Contractual
   Rent (000's) (3)                  $74,259     $140,917
Annual Contractual
    Rent/Sq. Ft. (3)                  $21.32       $20.36


Total (including Company's share of Joint Venture Properties):
--------------------------------------------------------------
Square Feet Expiring (1)           2,861,342    7,024,901
% of Leased Space                        40%         100%
Annual Contractual
   Rent (000's) (3)                  $69,263     $148,843
Annual Contractual
   Rent/Sq. Ft. (3)                   $24.21       $21.19




(1) Where a tenant has the option to cancel its lease without penalty, the lease expiration date used in the table above reflects the cancellation option date rather than the lease expiration date.
(2) Rentable square feet leased as of March 31, 2003 out of approximately 4,097,000 total rentable square feet.
(3) Annual Contractual Rent excludes the operating expense reimbursement portion of the rent payable. If the lease does not provide for pass through of such operating expense reimbursements, an estimate of operating expenses is deducted from the rental rate shown. The contractual rental rate shown is the estimated rate in the year of expiration.
(4) Rentable square feet leased as of March 31, 2003 out of approximately 7,473,000 total rentable square feet.


MEDICAL OFFICE
--------------
As of March 31, 2003, the Company's medical office portfolio included six medical office buildings. The weighted average remaining lease term of these medical office buildings was approximately 9 years as of March 31, 2003. Most of the Company's leases in the buildings provide for pass through of operating expenses and contractual rents which escalate over time. The leases expire as follows:



                                 2003     2004       2005        2006         2007      2008         2009       2010        2011
                                 ----     ----       ----        ----         ----      ----         ----       ----        ----
Consolidated:
-------------
Square Feet Expiring            8,717     33,113      23,836      9,210      32,538      38,255    130,276      14,788     27,119
% of Leased Space                  2%         7%          5%         2%          7%          8%        29%          4%         6%
Annual Contractual
   Rent (000's) (2)              $165       $637        $407       $167        $687        $853     $2,637        $297       $737
Annual Contractual
   Rent/Sq. Ft. (2)            $18.97     $19.25      $17.09     $18.09      $21.10      $22.31     $20.24      $20.06     $27.18


Joint Venture:
--------------
Square Feet Expiring            3,818          0       3,445          0      68,996       1,017     27,269       4,665      2,354
% of Leased Space                  1%         0%          1%         0%         19%          0%         7%          1%         1%
Annual Contractual
   Rent (000's) (2)               $90          0         $57          0      $1,263         $20       $609        $101        $52
Annual Contractual
   Rent/Sq. Ft. (2)            $23.49          0      $16.40          0      $18.31      $19.87     $22.34      $21.65     $21.99


Total (including Company's share of Joint Venture Properties):
--------------------------------------------------------------
Square Feet Expiring           10,626     33,113      24,232      9,210      57,505      38,764    143,911      17,121     28,296
% of Leased Space                  2%         5%          4%         2%          9%          6%        23%          3%         5%
Annual Contractual
   Rent (000's) (2)              $210       $637        $414       $167      $1,159        $863     $2,942        $347       $763
Annual Contractual
   Rent/Sq. Ft. (2)            $19.79     $19.25      $17.08     $18.09      $20.15      $22.27     $20.44      $20.27     $26.96

                                      2012
                                       &
                                   Thereafter      Total
                                   ----------      -----
Consolidated:
-------------
Square Feet Expiring                 139,074      456,926 (1)
% of Leased Space                        30%         100%
Annual Contractual
   Rent (000's) (2)                   $3,276       $9,863
Annual Contractual
   Rent/Sq. Ft. (2)                   $23.56       $21.59


Joint Venture:
Square Feet Expiring                 263,523      375,087 (3)
% of Leased Space                        70%         100%
Annual Contractual
   Rent (000's) (2)                   $6,170       $8,362
Annual Contractual
   Rent/Sq. Ft. (2)                   $23.41       $22.29


Total (including Company's share of Joint Venture Properties):
--------------------------------------------------------------
Square Feet Expiring                 255,242      618,018
% of Leased Space                        41%         100%
Annual Contractual
   Rent (000's) (2)                   $6,064      $13,566
Annual Contractual
   Rent/Sq. Ft. (2)                   $23.76       $21.95



(1) Rentable square feet leased as of March 31, 2003 out of approximately 512,000 total rentable square feet.
(2) Annual Contractual Rent excludes the operating expense reimbursement portion of the rent payable. If the lease does not provide for pass through of such operating expense reimbursements, an estimate of operating expenses is deducted from the rental rate shown. The contractual rental rate shown is the estimated rate in the year of expiration.
(3) Rentable square feet leased as of March 31, 2003 out of approximately 427,000 total rentable square feet.

RETAIL
------
As of March 31, 2003, the Company's retail portfolio included eleven retail properties, excluding all properties currently under construction and/or in lease-up. The weighted average remaining lease term of these retail properties was approximately 10 years as of March 31, 2003. Most of the major tenant leases in these retail properties provide for pass through of operating expenses and contractual rents which escalate over time. The leases expire as follows:


                               2003       2004       2005        2006       2007        2008         2009       2010       2011
                               ----       ----       ----        ----       ----        ----         ----       ----       ----
Consolidated:
-------------
Square Feet Expiring           25,134     77,053     121,850     88,980      42,922      36,187     21,530     143,557     90,534
% of Leased Space                  2%         7%         11%         8%          4%          4%         2%         13%         8%
Annual Contractual
   Rent (000's) (2)              $395     $1,419      $2,946     $2,067        $929        $328       $734      $2,988     $1,593
Annual Contractual
   Rent/Sq. Ft. (2)            $15.74     $18.41      $24.18     $23.23      $21.65       $9.06     $34.08      $20.82     $17.60


Joint Venture:
--------------
Square Feet Expiring            1,111     34,343      65,942    200,860      85,968      49,721     38,602     140,895    173,056
% of Leased Space                  0%         2%          4%        11%          5%          3%         2%          7%         9%
Annual Contractual
   Rent (000's) (2)               $40       $717      $1,327     $2,897      $1,887        $971       $537      $2,104     $2,546
Annual Contractual
   Rent/Sq. Ft. (2)            $36.00     $20.88      $20.12     $14.42      $21.95      $19.53     $13.90      $14.93     $14.71


Total (including Company's share of Joint Venture Properties):
--------------------------------------------------------------
Square Feet Expiring           25,262     83,625     142,714    157,771      80,082      76,556     31,455     194,555    142,400
% of Leased Space                  1%         4%          8%         9%          4%          4%         2%         11%         8%
Annual Contractual
   Rent (000's) (2)              $400     $1,562      $3,600     $3,372      $1,809      $1,129       $933      $4,081     $2,420
Annual Contractual
   Rent /Sq. Ft. (2)           $15.84     $18.68      $25.22     $21.37      $22.59      $14.75     $29.66      $20.98     $17.00


                                      2012
                                       &
                                   Thereafter      Total
                                   ----------      -----
Consolidated:
-------------
Square Feet Expiring                 454,002    1,101,749 (1)
% of Leased Space                        41%         100%
Annual Contractual
   Rent (000's) (2)                   $8,022      $21,421
Annual Contractual
   Rent/Sq. Ft. (2)                   $17.67       $19.44


Joint Venture:
--------------
Square Feet Expiring               1,071,128    1,861,626 (3)
% of Leased Space                        57%         100%
Annual Contractual
   Rent (000's) (2)                  $14,825      $27,851
Annual Contractual
   Rent/Sq. Ft. (2)                   $13.84       $14.96


Total (including Company's share of Joint Venture Properties):
--------------------------------------------------------------
Square Feet Expiring                 903,729    1,838,149
% of Leased Space                        49%         100%
Annual Contractual
   Rent (000's) (2)                  $14,730      $34,036
Annual Contractual
   Rent /Sq. Ft. (2)                  $16.30       $18.52



(1) Gross leasable area leased as of March 31, 2003 out of approximately 1,150,000 total gross leasable area.
(2) Annual Contractual Rent excludes the operating expense reimbursement portion of the rent payable and any percentage rents due. If the lease does not provide for pass through of such operating expense reimbursements, an estimate of operating expenses is deducted from the rental rate shown. The contractual rental rate shown is the estimated rate in the year of expiration.
(3) Gross leasable area leased as of March 31, 2003 out of approximately 1,883,000 total gross leasable area.

            Cousins Properties Incorporated and Consolidated Entities
          FUNDS FROM OPERATIONS RECONCILIATIONS - TEN YEAR SUMMARY (1)
                    (In thousands, except per share amounts)
                            Years Ended December 31,


                                                                         2002      2001      2000      1999     1998      1997
                                                                       --------------------------------------------------------
(A)  Net Income                                                        $ 47,872  $ 70,815  $ 62,043 $ 104,082 $ 45,299 $ 37,277
       Depreciation and amortization:
            Consolidated properties                                      54,387    44,652    32,784   16,859    15,173   14,046
            Unconsolidated joint ventures                                18,549    16,453    15,773   20,213    13,737   10,351
      Amortization of deferred financing costs and depreciation
            of furniture, fixtures and equipment:
            Consolidated properties                                      (2,122)   (1,485)     (799)    (640)     (505)    (435)
             Unconsolidated joint ventures                                   (9)      (52)     (231)    (118)      (19)     (17)
        Amortization of goodwill & related business acquisition costs
             Consolidated properties                                        (26)     (681)     (300)    (300)     (342)    (486)
             Unconsolidated joint ventures                                    -         -         -      (19)     (228)     (35)
       Minority interest share of depreciation and amortization               -       (95)   (1,164)    (335)        -        -
       Gain on sale of investment properties, net of applicable
            income tax provision                                         (7,428)  (23,496)  (11,937) (58,767)   (3,944)  (5,972)
       Gain on sale of undepreciated investment properties                2,143     2,011       564      222     3,421    2,998
       Cumulative effect of change in accounting principle                    -         -       566        -         -        -
                                                                       --------------------------------------------------------
 (B)   Consolidated Funds From Operations - NAREIT Definition           113,366   108,122    97,299   81,197    72,592   57,727

       Items included in Funds From Operations as previously reported:
       Elimination of the recognition of rental revenues on
            a straight-line basis:
             Consolidated properties                                     (2,137)   (2,380)   (2,111)    (643)     (348)    (440)
             Unconsolidated joint ventures                                   (8)     (784)      482      501     1,467    1,438
       Adjustment to reflect stock appreciation right expense on
            a cash basis                                                   (318)   (1,251)      (68)    (101)       (8)    (702)
       Deferred income received net of deferred income recognized            -          -         -        -         -        -
       Amortization goodwill & related business acquisition costs            26       681       300      319       570      521
       Cumulative effect of change in accounting principle                    -         -      (566)       -         -        -
       Minority interest share of depreciation and amortization               -         -       (98)       -         -        -
       Extraordinary loss on early retirement of indebtedness (2)         3,501         -         -        -         -        -
                                                                       --------------------------------------------------------
 (C)   Consolidated Funds From Operations - CUZ Previously Report      $114,430  $104,388   $95,238  $81,273   $74,273  $58,544
                                                                                 ==============================================
       SFAS No. 145 Extraordinary Loss Restatement (2)                   (3,501)
                                                                       --------
 (D)   Consolidated Funds From Operations - CUZ Restated               $110,929
                                                                       ========
-------------------------------------------------------------------------------------------------------------------------------
 (E)   Weighted Average Shares                                           49,252    49,205    48,632   48,138    47,403   43,901
       Per Share - Basic:
(A/E)       Net Income                                                    $ .97    $ 1.44    $ 1.28   $ 2.16     $ .96    $ .85

(C/E)       Consolidated Funds From Operations - CUZ                     $ 2.32    $ 2.12    $ 1.96   $ 1.69    $ 1.57   $ 1.33

(D/E)       Consolidated Funds From Operations - CUZ Restated            $ 2.25

(B/E)       Consolidated Funds From Operations - NAREIT                  $ 2.30    $ 2.20    $ 2.00   $ 1.69    $ 1.53   $ 1.31
-------------------------------------------------------------------------------------------------------------------------------
 (F)   Diluted Weighted Average Shares                                   49,937    50,280    49,731   49,031    48,060   44,539
       Per Share - Diluted:
(A/F)       Net Income                                                    $ .96    $ 1.41    $ 1.25   $ 2.12     $ .94    $ .84

(C/F)       Consolidated Funds From Operations - CUZ                     $ 2.29    $ 2.08    $ 1.92   $ 1.66    $ 1.55   $ 1.31

(D/F)       Consolidated Funds From Operations - CUZ Restated            $ 2.22

(B/F)       Consolidated Funds From Operations - NAREIT                  $ 2.27    $ 2.15    $ 1.96   $ 1.66    $ 1.51   $ 1.30
-------------------------------------------------------------------------------------------------------------------------------
                                                                                                                     Page 1 of 2

                                                                                    1996      1995     1994       1993     1992
                                                                                 -----------------------------------------------
  (A)  Net Income                                                                 $41,016   $26,342  $26,895    $11,965  $15,713
       Depreciation and amortization:
            Consolidated properties                                                 7,219     4,516    3,742      3,164    2,345
            Unconsolidated joint ventures                                          10,037     9,041    8,552      8,786    6,213
      Amortization of deferred financing costs and depreciation
            of furniture, fixtures and equipment:
            Consolidated properties                                                  (306)     (389)    (563)      (446)    (270)
             Unconsolidated joint ventures                                            (56)     (203)    (281)      (285)    (285)
        Amortization of goodwill & related business acquisition costs
             Consolidated properties                                                 (363)     (229)    (441)      (873)    (112)
             Unconsolidated joint ventures                                            (44)      (41)     (37)      (503)       -
       Minority interest share of depreciation and amortization                         -      (176)    (262)      (281)       -
       Gain on sale of investment properties, net of applicable
            income tax provision                                                  (12,804)   (1,862)  (6,356)    (1,927)  (6,644)
       Gain on sale of undepreciated investment properties                          1,960     2,072    6,356      1,927    6,037
       Cumulative effect of change in accounting principle                              -         -        -          -        -
                                                                                 -----------------------------------------------
 (B)   Consolidated Funds From Operations - NAREIT Definition                      46,659    39,071   37,605     21,527   22,997
       Items included in Funds From Operations as previously reported:
       Elimination of the recognition of rental revenues on
            a straight-line basis:
             Consolidated properties                                                   (4)     (107)    (209)      (391)    (804)
             Unconsolidated joint ventures                                           (307)     (946)  (1,891)    (1,957)  (1,654)
       Adjustment to reflect stock appreciation right expense on
            a cash basis                                                             (567)    1,166      384        574      737
       Deferred income received net of deferred income recognized                       -    (1,127)     830         45     (419)
       Amortization goodwill & related business acquisition costs                     407       270      478      1,376      112
       Cumulative effect of change in accounting principle                              -         -        -          -        -
       Minority interest share of depreciation and amortization                         -         -        -          -        -
       Extraordinary loss on early retirement of indebtedness (2)                       -         -        -          -        -
                                                                                 -----------------------------------------------
 (C)   Consolidated Funds From Operations - CUZ Previously Report                 $46,188   $38,327  $37,197    $21,174  $20,969
                                                                                 ===============================================
       SFAS No. 145 Extraordinary Loss Restatement (2)

 (D)   Consolidated Funds From Operations - CUZ Restated
--------------------------------------------------------------------------------------------------------------------------------

 (E)   Weighted Average Shares                                                     42,780    41,975   41,766     34,172   27,374
       Per Share - Basic:

(A/E)       Net Income                                                              $ .96     $ .63    $ .64      $ .35    $ .57

(C/E)       Consolidated Funds From Operations - CUZ                               $ 1.08     $ .91    $ .89      $ .62    $ .77

(D/E)       Consolidated Funds From Operations - CUZ Restated

(B/E)       Consolidated Funds From Operations - NAREIT                            $ 1.09     $ .93    $ .90      $ .63    $ .84
--------------------------------------------------------------------------------------------------------------------------------

 (F)   Diluted Weighted Average Shares                                             43,107    42,221   41,922     34,332   27,374

       Per Share - Diluted:
(A/F)       Net Income                                                              $ .95     $ .62    $ .64      $ .35    $ .57

(C/F)       Consolidated Funds From Operations - CUZ                               $ 1.07     $ .91    $ .89      $ .62    $ .77

(D/F)       Consolidated Funds From Operations - CUZ Restated

(B/F)       Consolidated Funds From Operations - NAREIT                            $ 1.08     $ .93    $ .90      $ .63    $ .84
--------------------------------------------------------------------------------------------------------------------------------

NOTES:
(1) Effective January 1, 2003, the Company adopted the National Association of Real Estate Investment Trusts' ("NAREIT") definition of FFO, which is net income (computed in accordance with accounting principles generally accepted in the United States ("GAAP")), excluding extraordinary items, cumulative effect of change in accounting principle and gains or losses from sales of depreciable property, plus depreciation and amortization or impairment of real estate assets, and after adjustments for unconsolidated partnerships and joint ventures. Prior to 2003, the Company reported FFO based upon NAREIT's definition with certain modifications, including the elimination of straight-line rents and the reporting of stock appreciation right expense on a cash basis. This schedule reconciles FFO, as restated to conform to the NAREIT definition, with FFO as previously reported by the Company and with Net Income.
(2) In the first quarter 2002, the Company incurred a $3,501,000 loss on early extinguishment of debt and treated it as an extraordinary item in accordance with GAAP. Extraordinary items are not deductible in calculating FFO under the NAREIT nor the Company's previous definition. As of January 1, 2003, the Company adopted Statement of Financial Accounting Standards No. 145 ("SFAS 145"), which no longer characterizes such costs as extraordinary and which requires prior periods to be restated. FFO for 2002 has accordingly been restated. Adoption of SFAS No. 145 had no effect on Net income.

                         Cousins Properties Incorporated
             DEVELOPMENT STARTS AND ACQUISITIONS - TEN YEAR SUMMARY
                                 ($ in millions)


                                  1993     1994     1995     1996     1997     1998     1999     2000     2001     2002     Total
                                  ----     ----     ----     ----     ----     ----     ----     ----     ----     ----     -----

Office Projects (1)(2)            $ -      $ -      $ 34     $113     $115     $279     $128     $215     $167     $ -      $1,051

Retail Projects (1)                72       23        88       19       29      125       53       28        -      47         484

Residential Projects (3)            3       12         4        3        -        7        -        6       13       5          53
                                  ---      ---      ----     ----     ----     ----     ----     ----     ----     ---      ------
Total                             $75      $35      $126     $135     $144     $411     $181     $249     $180     $52      $1,588
                                  ===      ===      ====     ====     ====     ====     ====     ====     ====     ===      ======

(1) Full costs for a project are reported in the year the project was commenced for development projects, and in the year acquired for acquisitions. The amount of the cost reflected for a project includes the total costs reported as of December 31 in the year it became partially operational for financial reporting purposes, if developed, or the year in which the property was acquired, if it was an acquisition. Additional costs could have been incurred following such date. Costs include the Company's share of costs for unconsolidated joint ventures. These costs represent development or acquisition costs calculated in accordance with accounting principles generally accepted in the United States ("GAAP").


(2) The cost of land at certain developments owned by Wildwood Associates was adjusted downward to reflect the Company's lower basis in the land it contributed to Wildwood Associates.

(3) Costs represent the approximate maximum investment in a given residential development, calculated in accordance with GAAP. The approximate maximum investment for a given project is reported in the table above in the year development of that project commenced. The approximate maximum investment only includes the Company's share of costs related to its unconsolidated joint ventures.